Exhibit 10.15

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

DATED 31 MARCH 2017

(1)         BICYCLE THERAPEUTICS LIMITED

(2)         CANCER RESEARCH TECHNOLOGY LIMITED

(3)         CANCER RESEARCH UK

DEED OF AMENDMENT OF A CLINICAL TRIAL

AND LICENCE AGREEMENT

CONFIDENTIAL TREATMENT REQUESTED. CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKED, IS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 OF THE SECURITIES ACT OF 1933, AS AMENDED.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

THIS DEED OF AMENDMENT is made on 31 March 2017 (this “Deed”)

BETWEEN:

(1)         BICYCLE THERAPEUTICS LIMITED, a limited liability company incorporated under number 06960780 in England and Wales with registered office at Meditrina Building, Babraham Research Campus, Cambridge, CB22 3AT, England (the “Company”);

(2)         CANCER RESEARCH UK, a company registered under number 4325234, and charity registered under number 1089464, in England and Wales and with registered office at Angel Building, 407 St John Street, London, EC1V 4AD, England (the “Charity”); and

(3)         CANCER RESEARCH TECHNOLOGY LIMITED, a company in England and Wales with number 1626049 and with registered office at Angel Building, 407 St John Street, London, EC1V 4AD, England (“CRT”),

Each a “Party”, and together the “Parties”.

WHEREAS:

(A)       On 13 December 2016, the Parties entered into a clinical trial and licence agreement (the “CTLA”) under which the Charity agreed to sponsor and fund a Phase 1a and Phase 1b clinical trial for a drug called BT1718, a bicycle drug conjugate being developed by the Company. Under the terms of the CTLA, Bicycle retains the right to further advance the BT1718 programme.

(B)       Following entry into the CTLA, the Parties acting through the JPT have determined that there should be a change in trial phase nomenclature with it being more appropriate to refer to:

(i)            [***] as the “Phase I” rather than the “Phase Ia or Phase 1a”; and

(ii)           [***] as the “Phase IIa” rather than the “Phase Ib or Phase lb”.

(C)       The Parties have agreed to amend the CTLA to reflect the change in clinical trial phase nomenclature.

AGREED TERMS

1.              DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, all capitalized terms used in this Deed and not defined herein have the same meanings as given to them in the CTLA.

2.              AMENDMENTS TO THE CTLA

2.1       All references in the CTLA to “Phase Ia or Phase la” shall be replaced by “Phase I” and, for the avoidance of doubt, the defined term “Phase Ia Termination” shall be replaced by “Phase I Termination”.

2.2       All references in the CTLA to “Phase Ib or Phase lb” shall be replaced by “Phase IIa” and, for the avoidance of doubt, the definition “Phase 1b Termination” shall be replaced by “Phase IIa Termination”.

CONFIDENTIAL TREATMENT REQUESTED

2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

2.3       All references in the CTLA to “Phase I” shall be replaced by or shall mean “Phase I and IIa”

2.4       The reference to “Phase Ia/Ib” in the Phase I Clinical Trial definition shall be replaced by “Phase I/IIa”.

2.5       In Schedule 3 of the CTLA (Clinical Trial Protocol Summary (BT1718)), all references to “Phase II” shall be replaced by “post [***]”

2.6       The definition of “[***]” in the CTLA shall be deleted in its entirety and replaced with the following:

“[***]”	means [***];

2.7       For the avoidance of doubt, the Parties agree and acknowledge that [***] shall not constitute a [***] or a Clinical Milestone Event under the CTLA and as a result no Milestone Payment will become payable as a result of such first dosing.

2.8       For the avoidance of doubt, references in or provisions of the CTLA relating to products that are in Phase II development outside of Oncology are unaffected by this Deed.

2.9       Clause 17.11.1 of the CTLA shall be deleted in its entirety and replaced with the following:

11.1        This Agreement (together with any Technical Agreement entered into by the Company and the Charity and any amendments to this Agreement agreed by the Parties in accordance with clause 17.10 of this Agreement) represent the entire understanding, and constitutes the whole agreement, in connection with its subject matter and supersedes all previous agreements, understandings or arrangements between the Parties in connection with its subject matter.

3.              MISCELLANEOUS

3.1       The provisions of the CTLA shall, save as amended in this Deed, continue in full force and effect, and shall be read and construed as one document with this Deed.

3.2       The provisions of Clauses 17.14 (Law and Jurisdiction), 17.15 (Counterparts), Clause 17.16 (Third Parties) and 17.17 (Disputes) of the CTLA shall apply to this Deed as if set out herein.

Attachment: Amended and Restated Clinical Trial and Licence Agreement

[Signature pages to follow]

3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

IN WITNESS WHEREOF this Deed is EXECUTED by the parties as a DEED and delivered on the date first written above as follows:

Executed as a DEED by BICYCLE THERAPEUTICS LIMITED acting by its duly authorised signatory	[***]
Duly authorised signatory

[***]
Name

In the presence of
[***]
Name of witness: [***]
Address: [***]
[***]
[***]
Occupation: [***]

4

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Executed as a DEED by CANCER RESEARCH UK acting by its duly authorised signatory	/s/ [***]
Duly authorised signatory

[***]
Name

In the presence of
/s/ [***]
Name of witness: [***]
Address: [***]
[***]
[***]
Occupation: [***]

5

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Executed as a DEED by CANCER RESEARCH TECHNOLOGY LIMITED acting by its duly authorised signatory	/s/ [***]
Duly authorised signatory

[***]
Name

In the presence of
/s/ [***]
Name of witness: [***]
Address: [***]
[***]
[***]
Occupation: [***]

6

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Private & Confidential

Cancer Research UK

Collaborative Partnership

Clinical Trial and Licence Agreement (amended pursuant to the deed of amendment entered into on            2017)

Bicycle Therapeutics Limited

And

Cancer Research Technology Limited

And

Cancer Research UK

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Cover Sheet

The Company, the Agent and the Clinical Trial

Start Date	13 December 2016

Company	Bicycle Therapeutics Limited, a company incorporated in England and Wales under number 06960780 with registered office at Meditrina Building, Babraham Research Campus, Cambridge CB22 3AT

Agent	the bicyclic peptide drug conjugate targeting MT1-MMP and with activity mediated through DM1, called BT1718

Summary of Proposed Protocol	See Schedule 3

Indicative Clinical Trial Plans and Timelines	See Schedule 7

Summary of Proposed Pre-Clinical Activities	See Schedule 4

Project Leaders	Company Project Leader	[***]
	Charity Project Leader	[***]

Know how, materials and other intellectual property

Agent Know How	See Schedule 4

Agent Materials	API –BT1718 DS-One GMP batch of drug substance will be manufactured by [***].

IMP – BT1718 DP – Two fill runs of [***]. The final number of unlabeled vials provided to CRUK will be determined by the amount of vials needed for release testing, stability and retains [***].

Agent Patents	See Schedule 5.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Third Party IP

IP licences and rights under the following agreements:

1.                          Patent License Agreement by and among Pepscan Systems B.V. and Pepscan Presto B.V., on the one hand, and Bicycle Therapeutics Limited, on the other hand, dated 1 July 2010. Relevant IP includes the so-called “CLIPS” technology (Chemical Linkage of Peptides onto Scaffolds), including the Patent granted in Europe on 15 June 2011 (EP 1 597 585), on the basis of an international application dated 26 February 2004 (WO 2004/077062) invoking as the priority right date the European application of 27 February 2003 (EP 1452 868). Pepscan owns similar patents in the United States and other countries.

2.                          Master Services Agreement by and between Bicycle Therapeutics Limited and [***] dated [***]

3.                          Master Services Agreement by and between Bicycle Therapeutics Limited and [***] dated [***]

4.                          Master Contract Research Agreement by and between Bicycle Therapeutics Limited and [***] dated [***]

5.                          Master Development and Clinical Supply and Services Agreement by and between Bicycle Therapeutics Limited and [***] dated [***]

Payments

Box

1	Licence Fee	[***] pounds (£[***])

2	Milestone Event	Base Milestone Payment

3	Clinical Milestone Events

	[***]	[***] pounds (£[***])

	[***]	[***] pounds (£[***])

4	Reaulatory Milestone Events

	[***]	[***] pounds (£[***])

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

	[***]	[***] pounds (£[***])

	[***]	[***] pounds (£[***])

	[***]	[***] pounds (£[***])

	[***]	[***] pounds (£[***])

5	Commercial Milestone Events

	[***]	[***] pounds (£[***])

	[***]	[***] pounds (£[***])

	[***]	[***] pounds (£[***])

6	Royalty

	on Net Sales of [***]	[***] percent ([***]%)

	on Net Sales of [***]	[***] percent ([***]%)

7	Ordinary shares in the Company, valued as provided in section 5.10 of the Licence Terms

	Event	Value of shares

	[***]	£[***]

	[***]	£[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

[***]	£[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Signature Page

Upon signature of this Cover Sheet by all Parties, an agreement will be formed with effect from the Start Date on the terms and conditions of this Cover Sheet and Cancer Research UK’s Clinical Trial and Licence Agreement Terms and Conditions (including Schedules 1 to 7 of those terms and conditions) (this “Agreement”).

This Cover Sheet is signed below by a representative of each Party authorised to enter into this Agreement:

SIGNED and validly executed on behalf of

the Company

Signature

Name

Position (authorised signatory)

v

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Cancer Research UK

Signature

Name

Position (authorised signatory)

Cancer Research Technology Limited

Signature

Name

Position (authorised signatory)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

TABLE OF CONTENTS

		Page

Cover Sheet		i

Clinical Trial and Licence Agreement		1

Terms and Conditions		1

Part A: Performance of the Clinical Trial		2

1	Clinical Trial	2

2	Information sharing	3

3	Company support for the Clinical Trial	5

4	Project governance	8

5	Responsibilities for the Clinical Trial	9

Part B:: Rights to Results, IP and information		11

6	Rights to perform the Clinical Trial	11

7	The Results of the Clinical Trial	11

8	The Company’s Licence to the Results	12

9	Agent Patents and Collaboration Patents	13

10	Rights to Agent IP and Collaboration Product IP	14

11	Use of information	14

12	Publications	17

Part C: : Allocation of risk; Term; and General		18

13	Liability	18

14	Indemnification	19

15	Term and termination	21

16	Consequences of termination	22

17	General	26

Glossary		1

Definitions		1

Interpretation		13

i

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Cancer Research UK

Clinical Trial and Licence Agreement

Terms and Conditions

Between

(1)                                 the Company;

(2)                                 Cancer Research UK, a company registered under number 4325234, and charity registered under number 1089464, in England and Wales with registered office at Angel Building, 407 St John Street, London, EC1V 4AD, England (the “Charity”); and

(3)                                 Cancer Research Technology Limited, a company incorporated in England with number 1626049 with registered office at Angel Building, 407 St John Street, London, EC1V 4AD, England (“CRT”).

Background

(A)                               The Company is a biotech company. It Controls certain IP rights relating to the Agent, which IP rights were created or obtained as part of its research programme for Membrane Type 1 Matrix Metalloproteinase (MT1-MMP) cytotoxic conjugates.

(B)                               The Charity’s charitable objects are to protect and promote the health of the public in particular by research into the nature, causes, diagnosis, prevention, treatment and cure of cancer. CRT is an oncology focused research and development company that is wholly-owned by the Charity.

(C)                               The Charity runs a collaborative partnership scheme under which companies may apply to have the Charity fund and sponsor a clinical trial to investigate the use of an agent as an oncology therapeutic.

(D)                               The Parties believe the Agent may be useful in the treatment of oncology. The Company has successfully applied under the collaborative partnership scheme to have the Charity fund and sponsor a clinical trial of the Agent.

(E)                                To support the Company’s efforts to develop and commercialise the Agent, Agent Products and Collaboration Products, the Company will take a licence to the results of the Charity’s clinical trial. If the licence terminates and the Company abandons development of the Agent and does not initiate and advance development of another Agent Product or a Collaboration Product, the Company will assign and/or license exclusively to CRT its rights in and to the Agent and any then-existing Agent Products and Collaboration Products and grant to CRT a non-exclusive licence under certain other related rights of the Company, so that CRT may further develop and commercialise the Agent, Agent Products and Collaboration Products, on a revenue sharing basis, for the benefit of cancer patients.

(F)                                 The Parties wish to collaborate with one another on the terms and conditions set out in this Agreement to enable those research, development and commercialisation activities to take place.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Note:    Capitalised terms used in this Agreement have the meaning given to them in the Glossary, and the interpretation provisions in the Glossary apply, unless the context requires otherwise.

Agreed Terms

Part A: Performance of the Clinical Trial

1                                         Clinical Trial

1.1                               The Charity will use all reasonable endeavours at its cost (from the budget available from time to time to the Charity’s Centre for Drug Development) to design, prepare, carry out and sponsor a clinical trial to investigate the clinical effect of the Agent (the “Clinical Trial”), and to do so in accordance with any applicable Clinical Trial Legislation. The term, “Clinical Trial”, includes any pre-clinical studies the Charity performs in support of that clinical trial which are either necessary (to comply with Regulatory Authorisations or applicable law) or are approved from time to time by the JPT. The Charity understands the likely costs it will incur in carrying out the Clinical Trial. For the avoidance of doubt, the Charity will not be responsible for any delays or interruptions to the Clinical Trial which arise from the Company’s performance of its obligations under this Agreement.

1.2                               Scope and Protocol

1.2.1                     The Charity will prepare and draft (a) the protocol that will apply to clinical activities to be performed under this Agreement based on the summary set out in the Cover Sheet (the “Protocol”), and (b) any amendments to the Protocol. Including as provided for in clause 4 of this Agreement, the Charity will consult with the Company on the content and scope of the Protocol and amendments to it and will use all reasonable endeavours to consider in good faith and implement changes that the Company reasonably considers as being necessary for the future development and exploitation of Agent Products or Collaboration Products, provided (1) that such changes can be implemented without an unfunded increase in the Charity’s budget for the Clinical Trial (taking account of any proposal by the Company to bear unfunded costs), and (2) that the Charity will retain final decision making authority over all matters necessary for the safe, proper or lawful conduct of the Clinical Trial or the health or safety of any Clinical Trial Subject.

1.2.2                     The Charity will provide the Company with a copy of the Protocol and any amendments [***].

1.2.3                     If the Charity determines reasonably that the Protocol should be amended on an expedited basis such that consultation with the Company is not reasonably feasible (for ethical, safety or other reasons), it may amend the Protocol without consulting the Company but afterwards will notify the Company of the amendments made as soon as is practicable.

1.3                               The Charity relies on a network of academic research institutes, hospitals and third party service providers to perform clinical trials, and may subcontract performance of all or part of the Clinical

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Trial on terms consistent with those set out in this Agreement. In order to comply with its obligations under clause 1.1 of this Agreement, the Charity will be responsible for entering into its customary arrangements with such third parties.

1.4                               In certain circumstances, the Parties may agree that the Company or the Charity will carry out additional activities at its own cost to support the Clinical Trial (additional to those set out in the Cover Sheet and, in the case of the Company, additional to those set out in clause 3 of this Agreement). If that is the case, the Parties will record in writing a detailed description of those activities and any Materials and Know How to be provided to the Charity, together with any deadlines by which those activities are to be performed or Materials or Know How provided.

2              Information sharing

2.1          Project Leaders

2.1.1                     The Project Leaders will be the primary points of contact between the Parties for all matters related to the Clinical Trial or the activities of the JPT.

2.1.2                     The Project Leaders are expected to share information about, among other things, progress of the Clinical Trial and issues arising from it, timing and content of publications, and the status of the Agent Patents. The Project Leaders are expected to meet with one another by telephone or videoconference at [***] during the Clinical Trial. The Project Leaders will be responsible for ensuring timely and adequate communications amongst members of the JPT including, as and when available, transmission of any data from the Clinical Trial.

2.2                               Progress Reports

2.2.1                     The Charity will prepare and provide to the Company through the JPT or otherwise a report relating to the progress of the Clinical Trial (“Progress Reports”) on a [***] basis. Progress Reports may contain, among other things, information on projected recruitment, projected key dates in the Clinical Trial, the then current status of the Clinical Trial and [***].

2.2.2                     The Company acknowledges that the contents of Progress Reports may not be ‘clean’ or validated, and should not be relied upon, and that their contents are Confidential Information of CRT. Unless and until the Company is granted the Licence, the Company may use the contents of Progress Reports for internal reporting purposes only, and may not disclose the contents of any Progress Report to any third party without CRT’s consent or as permitted under clause 11 of this Agreement and will ensure that any disclosure to a third party which CRT permits the Company to make is made only under conditions of confidentiality binding upon the third party which are equivalent to those in this Agreement. Unless and until the contents of a Progress Report are ‘clean’ and validated, the Company will bear sole responsibility for, and assume all risks and liabilities for any use made of, such contents.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

2.3                               Database lock. The Charity will clean and validate the Clinical Trial Results and lock the clinical research database relating to the Clinical Trial as soon as is practicable after the last course of treatment under the Clinical Trial is complete, and will notify the Company promptly after the database is locked.

2.4                               IMPD and IB. Taking into account any reasonable comments received from the Company applying the procedures provided for in clause 1.2 of this Agreement for the Protocol, the Charity will prepare the Investigational Medicinal Product Dossier (“IMPD”) and the Investigator’s Brochure (“IB”) in respect of the clinical aspects of the Clinical Trial, and submit the IMPD and IB to the relevant Regulatory Authority. The Company will provide the Charity with all reasonable assistance in the preparation of the IMPD and IB, including, without limitation, the provision of available information (including such chemistry manufacturing and control information as is available to the Company, in a form suitable for inclusion in the IMPD) required to prepare the IMPD and IB.

2.5                               Clinical study report. The Charity will prepare a clinical study report in respect of the Clinical Trial that meets the standards of ICH Topic E3 of the ICH Guidelines for Structure and Content of Clinical Study Reports dated July 1996.

2.6                               Documents. The Charity will provide to the Company: (a) copies of the IMPD and IB [***], and (b) a clinical study report within [***] after the Charity has notified the Company that the clinical research database relating to the Clinical Trial has been locked or, in the event that for ethical or other reasons any Clinical Trial Subject(s) continues to be dosed with the Agent after the last patient has been dosed with the [***] cycle or such other event as agreed to by the JPT, an interim clinical study report based upon the data available up to and including the last patient that has been dosed with the [***] cycle or such other event as agreed to by the JPT. In the event that for ethical or other reasons any Clinical Trial Subject(s) continue to be dosed with the Agent after the last patient has been dosed with the [***] cycle or such other event as agreed to by the JPT, the Parties will agree in good faith the basis upon which the Charity will provide reports to the Company on the progress of those Clinical Trial Subjects.

2.7                               Inspection. At the Company’s reasonable request and expense, the Charity will permit or procure permission for representatives of the Company and its professional advisers (with expertise relevant to the conduct of clinical trials) to inspect the records of the Charity concerning only the Clinical Trial and the Charity’s associated standard operating procedures during ordinary business hours and on reasonable prior notice (and in any event not less than [***] business days’ notice), and to take such copies of them as the Company may reasonably require for the purpose of the inspection, provided that the Company’s right to inspect and take copies of records shall be exercisable: (a) no more than once per calendar year in the event that the Company has been requested to undertake an inspection by a third party Sub-Licensee pursuant to a legally binding obligation owed by the Company to such third

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

party; or (b) if no inspection under subclause (a) has been performed, by the Company once during the Phase IIa part of the Clinical Trial. Any records to be inspected or copied will be treated as Confidential Information of CRT, on the same terms as for Progress Reports under clause 2.2.2 of this Agreement.

2.8                               Form and content. The Charity will prepare the Progress Reports, IMPD, IB and clinical study report in accordance with, and in a form set by, the Charity’s then current practices, and applicable law (including applicable good clinical practice).

3                                         Company support for the Clinical Trial

3.1                               Subject to the remainder of this clause 3, and as provided in the Technical Agreement the Company will transfer to the Charity the Agent Materials and will provide to the Charity the Agent Know How in the Company’s possession that in the Charity’s reasonable opinion is necessary to design, prepare and carry out the Clinical Trial within [***] days after the Start Date.

3.2                               Materials

3.2.1                     The Company will supply agreed quantities of GMP Agent Materials, for which the Charity and the Company will agree on acceptable standards reflecting any scientific discussions with the UK Regulatory Authority, which standards will be incorporated in the Charity’s submission of formal documents to the relevant Regulatory Authority. The Company will be responsible for importing GMP Agent Materials into the European Union and United Kingdom, and delivery to the site in the United Kingdom designated by the Charity, at the Company’s cost. Final release of the GMP Agent Materials will be the responsibility of the Charity’s QP and the Company will provide all reasonable assistance to obtain all necessary QP certification. In the event that additional quantities of GMP Agent Materials are required for the Clinical Trial, [***], or [***]: (a) [***], or (b) [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

[***]

3.2.2                     The Company warrants that all GMP Agent Materials it supplies under this Agreement will meet the specifications agreed from time to time with the Charity (including any specifications agreed in discussions involving either or both of the JPT or the Charity’s drug supply manager and reflecting any scientific discussions with the UK Regulatory Authority), will have been manufactured, handled, stored, imported and shipped in accordance with GMP and all applicable laws, and will be suitable for use in the Clinical Trial. The Company will use its best endeavours to ensure in relation to the GMP Agent Materials and its specifications that its QP will, to any extent necessary, liaise with either or both of the Charity’s QP or a third party consultant appointed by the Charity, and will, where possible, exercise its contractual rights to ensure that the standard operating procedures of any Third Party Service Provider used by the Company for manufacturing that the Charity may reasonably request from time to time are available in a timely manner for review by the Charity.

3.3                               Know How

At all times after the Start Date:

3.3.1                     The Company will ensure that it provides promptly to the Charity all existing Agent Know How and Collaboration Product Know How (and any other Know How relevant to the activities to be performed by or on behalf of the Charity under this Agreement) available to the Company which has been prepared by the Company for use in connection with the Clinical Trial or is in the Company’s or the Charity’s reasonable opinion necessary to perform the Clinical Trial in an efficient, safe and proper manner, together with existing Know How and other information available to the Company which the Charity reasonably requires for the purpose of the Clinical Trial.

3.3.2                     The Company will ensure that all Know How (including the results of any pre-clinical studies disclosed by it under this Agreement (including in the Cover Sheet)) is, to the best of its knowledge and belief, true, accurate and complete and will assume all risks associated therewith.

3.3.3                     If any Agent Know How or Collaboration Product Know How (and any other Know How relevant to the activities to be performed by or on behalf of the Charity under this Agreement) that was not available at the Start Date becomes available to the Company during the Clinical Trial and such Know How is likely to impact on the safe, proper or lawful conduct of the Clinical Trial or on any Clinical Trial Subject, the Company will notify the Charity immediately and provide the Charity with such Know How, and any support or co-operation reasonably requested by the Charity to understand that Know How and its implications, within any timelines reasonably requested by the Charity in the circumstances.

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3.3.4                     In addition, until Last Patient Last Visit, the Company will provide the Charity with a summary of the scope and purpose of the pre-clinical activities relating to the Agent, any Agent Product or other Materials provided by the Company for use in the Clinical Trial, that the Company or any third party acting on behalf of the Company is carrying out or intends to carry out. The Company will provide to the Charity copies of the results of those pre-clinical studies as soon as is practicable after the Company receives them, and the results of those pre-clinical studies will be Agent Know How.

3.3.5                     Without limitation on clauses 3.3.1 and 3.3.3 of this Agreement, until Last Patient Last Visit, on a Quarterly basis the Company will provide a summary update to the JPT on pre-clinical activities relating to any Collaboration Product.

3.4                               Other clinical activities. Under its collaborative partnership scheme, the Charity wishes to fund oncology research that would not otherwise take place. It also wishes to ensure that all information relevant to the safe and proper performance of the Clinical Trial is made available. In this connection:

3.4.1                     Until Last Patient Last Visit, the Company will inform and consult with the Charity prior to undertaking any clinical research that it wishes to carry out or to permit a third party to carry out, in respect of either the Agent, any Agent Product or any Collaboration Product or any other Material, that may be, relevant to the safe and proper performance of the Clinical Trial (including any clinical research using Materials generated through the use of the Company’s platform technology as part of its MT1-MMP/cytotoxic research programme) (“Other Clinical Research”). Other Clinical Research shall be permitted only with the Charity’s consent provided that the Company may without obtaining the Charity’s prior consent but subject to clauses 3.4.2, 3.4.3 and 3.4.4 of this Agreement: (a) file an investigational new drug application in the United States for the commencement of, and may conduct, Other Clinical Research in the United States on the Agent that does not duplicate and investigates factors different from those investigated in the Clinical Trial either in terms of doses, dosing regimen, patient population or the combination of the Agent with other active agents; and (b) carry out or permit a third party to carry out clinical research on Collaboration Products.

3.4.2                     The Company will promptly discuss with the Charity, in good faith, whether safety data arising from Other Clinical Research conducted by or under authority granted by the Company should be shared with the Charity.

3.4.3                     If the Company and the Charity agree that safety data should be exchanged between them, they will agree and record in writing the processes and timeframes under which the safety data will be exchanged. The Company will promptly agree the safety data exchange agreements before the Company begins, or permits any third party to begin, clinical research described in this clause 3.4.

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3.4.4                     Other than as required by applicable law or ethical requirements, the Company will not without the Charity’s prior consent publish the results of Other Clinical Research before the Results have been published by the Charity in accordance with clause 12.1 of this Agreement.

3.5                               Company’s pre-clinical activities. The Company will at its own cost undertake the pre-clinical studies that are set out in the Cover Sheet.

4                                         Project governance

4.1                               No later than 30 days after the Start Date, a Joint Project Team will be formed to oversee the Clinical Trial and to ensure that the activities of the Charity pursuant to clause 1.1 of this Agreement and the Company pursuant to clause 3 of this Agreement are effectively aligned and coordinated to ensure the Clinical Trial is carried out optimally. In particular the JPT will work to ensure that activities are managed to align with meetings arranged as part of the Charity’s internal management processes (including key go-no / go decisions) in a timely manner and to resolve potential and actual issues and disputes relating to the performance of the Clinical Trial. The JPT will also discuss and agree on the form and content of Results (including safety data transfers) to be provided to the Company [***], a strategy for the publication of Results (including, where appropriate, for the joint publication of Results) and the possibility of opening additional Clinical Trial sites in the UK if necessary. Major decisions relating to the design and conduct of the Clinical Trial (including the selection by the Charity of Contributors) and review of the Protocol and patient consent forms will be referred to the JPT, provided that any final decision relating to the health or safety of Clinical Trial Subjects will be made by the Charity (as sponsor) and if necessary to protect the health and safety of Clinical Trial Subjects on an expedited basis may be made by the Charity without reference to the JPT.

4.2                               The JPT will comprise six (6) members (“JPT Members”) comprising: three (3) appointees from each of the Charity and the Company. Each of the Charity and the Company will be entitled to remove any JPT Member appointed by it and to appoint any person to fill a vacancy arising from the removal or retirement of such JPT Member. The removing Party will give the other Party prior written notice of any proposed changes in the identity of any of their JPT Members.

4.3                               The JPT will meet as soon as reasonably practicable following its establishment pursuant to clause 4.1 of this Agreement and thereafter will hold regular meetings at intervals of approximately [***] weeks throughout the Clinical Trial, in each case at dates and times to be mutually agreed. It is understood and agreed by the Parties that in order to ensure that the Clinical Trial is undertaken optimally that the JPT will need to operate on a highly responsive basis and consider and make decisions on an ad-hoc basis as required from time to time and as appropriate the Parties will use their reasonable endeavours to ensure that JPT Members meet at short notice.

4.4                               Each of the Charity and the Company may invite observers (including its employees and third parties) to meetings of a JPT. A Party inviting any such observer will ensure that the other Party

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is advised at least three (3) business days prior to the relevant meeting of the identity of the observer and that such observers are bound by obligations of confidentiality no less onerous than those imposed by this Agreement. Such observers will not be counted towards any assessment of quorum for the purpose of clause 4.6 of this Agreement and will not be entitled to participate in any decision making or voting.

4.5                               Meetings of the JPT may be held (at the request of either the Charity or the Company) by teleconference or other electronic means. In the case of meetings at which JPT Members are physically present the venue for all meetings will, unless otherwise agreed by the Project Leaders, alternate between Cambridge and London. Each Party will bear all travel and subsistence costs incurred by their JPT Members in connection with their attendance at meetings of a JPT.

4.6                               The quorum for meetings of each JPT will be at least one voting (1) JPT Member appointed by each of the Charity and the Company.

4.7                               Decisions of the JPT will be made by unanimous agreement of the voting Members present. Should it prove impossible to obtain such agreement, it will be referred for resolution to the Director of the Centre for Drug Development for the Charity and the CEO of the Company. For the avoidance of doubt, any decision relating to the safe conduct of the Clinical Trial will be the Charity’s and, for the avoidance of doubt, the JPT will not have authority to vary or amend the terms of this Agreement or the Protocol or to require any Party to incur any expenditure additional to that contemplated expressly by this Agreement.

4.8                               The minutes of each meeting of the JPT will be prepared by the Charity Project Leader and be sent to each of the Members within ten (10) business days after each meeting.

4.9                               If the Company concludes reasonably and in good faith that the Charity is performing its obligations pursuant to either or both of clauses 1 and 5 of this Agreement in a manner that will adversely and materially impact the expected timelines for the Clinical Trial or the likelihood that the Clinical Trial will achieve its endpoints, the Company may raise such concerns with the JPT or directly with the Charity. Taking into account any recommendations made by the JPT, the Charity will use all reasonable endeavours to take reasonable actions proposed by the Company to remedy such concerns provided (1) that such actions can be implemented without an unfunded increase in the Charity’s budget for the Clinical Trial (taking account of any commitment by the Company to bear unfunded costs), and (2) that the Charity will retain final decision making authority over all matters necessary for the safe, proper or lawful conduct of the Clinical Trial or the health or safety of any Clinical Trial Subject.

5                                         Responsibilities for the Clinical Trial

5.1                               Sponsor. The Charity will be the sole sponsor of the Clinical Trial, and it will be the Charity’s responsibility to apply for Regulatory Authorisations relating to performance of the Clinical Trial.

5.2                               Technical Agreement. If not completed prior to the Start Date, the Company and the Charity will promptly negotiate in good faith, complete and enter into, a ‘technical’ or ‘quality’ agreement that

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memorializes the terms and conditions for the supply of GMP Agent Materials and allocates GMP responsibilities between the Parties (“Technical Agreement”) before the Company supplies any GMP Agent Material to the Charity. The terms of any Technical Agreement will be consistent with any requirements and guidelines for technical agreements set out in the Clinical Trial Legislation. The Company and the Charity will comply with the terms of any Technical Agreement they enter into.

5.3                               Guidance. The Company will provide the Charity or any Contributor with all available technical and scientific guidance, co-operation, data or information reasonably requested by the Charity to help the Charity to perform the Clinical Trial in a timely, safe and proper manner. The guidance to be provided by the Company may include, among other things, assistance with the preparation, drafting or submission of any application for Regulatory Authorisation (such as a clinical trial application) or communication with any Regulatory Authority in connection with the Clinical Trial.

5.4                               Other than as expressly set out in this Agreement, each Party will bear the costs it incurs in performing its obligations under this Agreement.

5.5                               In the event that the Company intends to grant to a third party a commercial licence to the Agent, an Agent Product or any Collaboration Product prior to the grant of the Licence it will notify the Charity and CRT in writing and at the Company’s request, the Charity (and CRT) will consider in good faith any request made by the Company to approve such licence or reasonably amend, assign and/or novate the terms of this Agreement to permit such licence and the Charity and CRT shall grant such approval unless the terms of the licence or the characteristics, experience and resources of the third party are materially adverse to the Charity or CRT or to the conduct of the Clinical Trial. For the avoidance of doubt, except as may otherwise be agreed, the Company shall remain responsible for the timely and complete performance of this Agreement.

5.6                               In the event that the Company intends to assign to a third party the Company’s rights to the Agent, any Agent Product or any Collaboration Product prior to the grant of the Licence it will notify the Charity and CRT in writing and at the Company’s request, the Charity (and CRT) will consider in good faith any request made by the Company to approve such assignment or reasonably amend, assign and/or novate the terms of this Agreement to permit such assignment and the Charity and CRT shall grant such approval unless the terms of the assignment or the characteristics, experience and resources of the third party are materially adverse to the Charity or CRT or to the conduct of the Clinical Trial. [***].

5.7                               Taking into account any recommendations made by the JPT and any discussions between the Company and the Charity pursuant to clause 4.1 of this Agreement, the Charity will use reasonable endeavours to implement any reasonable request made by the Company to add

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additional trial sites to the Clinical Trial where the Company reasonably determines that this is necessary to ensure the timely completion of the Clinical Trial, provided that the Charity will have the right to select the sites to be added and that the Charity shall not be required to implement any such request if the Charity determines in good faith that doing so would be inconsistent with its obligations as the Sponsor of the Clinical Trial or would compromise the completion of the Clinical Trial in a timely, safe and proper manner. The cost of such additional trial sites will be borne solely by the Company.

Part B: : Rights to Results, IP and information

6                                         Rights to perform the Clinical Trial

With effect from the Start Date, the Company grants to the Charity a worldwide, royalty-free, fully paid-up, sub-licensable licence under the Agent IP and any results and IP generated through the use of assays which are proprietary to the Company and which results are generated in the course of carrying out the Clinical Trial, subject to the terms and conditions set forth herein, to design, prepare for, sponsor and carry out the Clinical Trial. The Charity and Contributors may, among other things, develop, manufacture, use, import or dispose of IMP in carrying out the Clinical Trial. For the avoidance of doubt, the Charity may not use the IP of the Company for the purpose of preparing libraries of bicyclic peptides or for screening libraries of bicyclic peptides to identify candidate compounds for further research and development.

7                                         The Results of the Clinical Trial

7.1                               Know How Controlled by the Charity or CRT and generated in performing the Clinical Trial, and the IP therein, is referred to in this Agreement as the “Results”. Results include, among other things, the contents of the IMPD, IB, Progress Reports and the clinical study report generated by the Charity and the Contributors in carrying out the Clinical Trial but will exclude any results generated through the use of assays, biomarkers, companion diagnostics or formulation methodologies which are provided by the Company at the Company’s cost (if such cost constitutes a material charge and as contrasted with assays, biomarkers, companion diagnostics or formulation methodologies which are generally available without material charge from third parties) and which results are generated in the course of carrying out the Clinical Trial (such results and data will be solely owned by the Company). For the avoidance of doubt, Results does not include any information or data that is proprietary to the Company and was provided for use in the IMPD or the IB.

The Charity wishes to make outputs of the Clinical Trial with a general application available to others to help deliver cancer patient benefit. For this reason, this Agreement refers to two categories of Results:

“Exclusive Results”, which are those Results that relate to, and only to, the Agent, any Agent Product, any Collaboration Product or any assay, or companion diagnostic not provided by the Company at the Company’s cost (if such cost constitutes a material charge) which can be used

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only with the Agent, an Agent Product or a Collaboration Product, as well as in each case their manufacture and use. Exclusive Results exclude any Result that may have a generic application or use in respect of any agent, biologic, drug, treatment or active ingredient other than the Agent, an Agent Product or a Collaboration Product (including those used in combination with the Agent in the course of the Clinical Trial), or that is or relates to any assay or companion diagnostic not provided by the Company at the Company’s cost (if such cost constitutes a material charge) or to any biomarker or formulation methodology; and

“Non-Exclusive Results”, which are the Results that are not Exclusive Results.

For purposes of this clause 7.1, the cost of a biomarker, assay or similar item will be considered a “material charge” if is greater than [***] pounds sterling (£[***]) per sample tested or similar use.

7.2                               The Charity hereby assigns its rights, title and interest in or to the Results to CRT. CRT hereby grants a non-exclusive, fully paid-up, sub-licensable licence to the Charity under the Results to perform the Clinical Trial and fulfil the Charity’s obligations under this Agreement.

7.3                               Unless and until the Licence is granted and, for the avoidance of doubt, subject to clause 8.3.1, the Company will not use the Results other than as permitted in clause 11 of this Agreement or in connection with the conduct of the Clinical Trial or subject to clauses 3.4 and 11 of this Agreement and, for any Progress Report, in compliance with clause 2.2.2 of this Agreement, in the planning or, preparation of clinical trials to be performed by the Company after the Clinical Trial.

8                                         The Company’s Licence to the Results

8.1                               CRT hereby grants the Company the following licence (the “Licence”):

8.1.1                     an exclusive licence under the Exclusive Results to research, develop, make, have made, import, use and sell the Agent, any Agent Product and any Collaboration Products in the Field in the Territory and apply for Regulatory Authorisations for the Agent, any Agent Products or Collaboration Products in the Field in the Territory; and

8.1.2                     an exclusive licence under the Non-Exclusive Results to research, develop, make, have made,

import, use and sell the Agent, any Agent Product and any Collaboration Products only in the Field in the Territory and apply for Regulatory Authorisations for the Agent, any Agent Products and any Collaboration Products in the Field in the Territory. For the avoidance of doubt, the Charity and CRT have the sub-licensable (through multiple tiers) exclusive right under the Non-Exclusive Results to research, develop, make, have made, import, use and sell any products other than the Agent, any Agent Product and any Collaboration Products,

subject to the remainder of this Agreement including the Licence Terms set out in Schedule 1.

8.2                               The Licence will be granted and effective only upon payment by the Company of the Licence Fee (cf: Box 1 of the Cover Sheet) and the issue by the Company of the first tranche of shares in accordance with section 5.10 of the Licence Terms, to CRT in the [***] days after the

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date the Charity provides the clinical study report (or interim clinical study report) under clause 2.6 of this Agreement.

8.3                               If, after the clinical trial report is provided to the Company, the Licence is not entered into:

8.3.1                     the Company will have no further right to use the Results under this Agreement (without limitation on the right of the Company to continue to use, in connection with future clinical trials, materials prepared in planning or preparation therefor (but excluding any Materials prepared by or on behalf of the Charity for the purpose of the Clinical Trial), so long as they do not disclose or use any Results); and

8.3.2                     the grant by the Company to CRT of the rights described in the Step-in Agreement will become effective, if requested by CRT by notice. The Company will execute and provide to CRT an executed original of the Step-In Agreement within [***] days after receipt of such notice from CRT to evidence such grant, and give effect to the other terms of the Step-In Agreement.

9                                         Agent Patents and Collaboration Patents

9.1                               Subject to the remainder of this clause 9, the Company will continue to prosecute and maintain the Agent Patents and Collaboration Patents throughout the Term at its own cost.

9.2                               If the Company intends to substantially narrow the scope of any Agent Patent or Collaboration Patent in any Major Market, it will first consult with CRT and consider, in good faith, any comments provided by CRT.

9.3                               Step-In. Without the prior agreement of CRT (not to be unreasonably withheld), if the Company elects not to prosecute or maintain any Agent Patent or Collaboration Patent in any Major Market, it will notify CRT in writing no less than [***] ([***]) days before the expiry of any applicable time bars. At CRT’s request in that notice period, the Company will:

9.3.1                     only to the extent that such Agent Patent or Collaboration Patent relates to [***] Major Market, assign to CRT the Agent Patent or Collaboration Patent identified in that notice or, if such Agent Patent or Collaboration Patent Covers products other than the Agent, grant CRT an exclusive, perpetual, fully paid, royalty free, worldwide licence to use such Agent Patent or Collaboration Patent in connection with the further development or commercialisation of the Agent and any Agent Product or Collaboration Product, for consideration of one pound (£1); and

9.3.2                     transfer promptly to CRT, or any person nominated by CRT, copies of all documents memorializing Know How in the Company’s Control that relates to the filing, prosecution, maintenance, enforcement and defence of any Agent Patent or Collaboration Patent assigned or licensed to CRT, and CRT may prosecute, maintain, enforce and defend the Agent Patents and Collaboration Patents assigned to it at its discretion and with no further obligation to the Company.

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9.4                               The Company may not assign or encumber any Agent Patent or Collaboration Patent without CRT’s prior consent in a manner that would prevent an assignment or licence to CRT as provided herein.

10                                  Rights to Agent IP and Collaboration Product IP

The Company warrants to the Charity and CRT that, except as disclosed in the disclosure schedule previously provided to the Charity and CRT:

10.1                        it is the legal and beneficial owner of the Agent IP, other than Third Party IP, free of any third party rights or encumbrances;

10.2                        it has not entered, and will not enter, into any arrangement with any third party that prevents it from fulfilling its obligations under this Agreement or under the Step-In Agreement; and

10.3                        in respect of Third Party IP:

10.3.1              the Third Party Agreements identified in the Cover Sheet are the only third party licences to the Company relating to the manufacture, possession and use of the Agent;

10.3.2              all Third Party Agreements are and, subject to the remainder of this clause 10.3, will remain in full force and effect, and the Company will comply with all of its obligations under the Third Party Agreements;

10.3.3              to the best of its knowledge and belief there are no outstanding breaches of any Third Party Agreement by any person party to them and there are no acts or circumstances that may give any person the right to terminate any Third Party Agreement;

10.3.4              it will notify the Charity in writing immediately upon becoming aware of any act or circumstance described in clause 10.3.3 of this Agreement, and will not enter into, amend or terminate any Third Party Agreement in a manner that is detrimental and adverse to the interests of the Charity without first obtaining the Charity’s prior consent.

10.4                        in performing the Clinical Trial in the United Kingdom, the Charity and any Contributors will not infringe any enforceable rights of a third party (including IP).

10.5                        The Company will give CRT as much notice as is practicable if any threat is made by a third party to terminate any Third Party Agreement or if any Third Party Agreement is terminated and, at CRT’s request and direction, the Company will use Commercially Reasonable Efforts to enable CRT to take a licence of the Third Party IP licensed under that Third Party Agreement or an assignment of the relevant Third Party Agreement.

11                                  Use of information

Confidentiality

11.1                        Subject to clause 11.3 of this Agreement, each Party (the “Receiving Party”) may disclose to its officers, employees, professional advisors or Sub-Licensees who need to know any Confidential Information of another Party (the “Disclosing Party”) disclosed to or obtained by it under this Agreement. The Receiving Party will inform those officers, employees professional

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advisors or Sub-Licensees of the confidential nature of the information disclosed and bind them to obligations of confidence consistent with those imposed on the Receiving Party. Subject to the remainder of this clause 11, the Receiving Party will keep confidential and not disclose to any other person any Confidential Information of the Disclosing Party disclosed to or obtained by it under this Agreement.

11.2                        Clause 11.1 of this Agreement does not apply to Confidential Information that:

11.2.1              is or was already known to the Receiving Party at the time of disclosure, as shown by the Receiving Party’s written records, without any obligation to keep it confidential;

11.2.2              at the time of being disclosed or obtained by the Receiving Party or at any time afterwards, is published or generally available to the public other than due to a breach of the Receiving Party’s obligations under this Agreement; or

11.2.3              is required by a competent Court or Regulatory Authority or under applicable law (including securities law or rules of a securities exchange) to be disclosed by any Party or Contributor, so long as the Receiving Party:

(a)                                 gives notice of the disclosure as soon as reasonably practicable;

(b)                                  gives the Disclosing Party a reasonable opportunity to limit the scope of the disclosure or obtain a protective order requiring Confidential Information to be held in confidence by the relevant Court or Regulatory Authority; and

(c)                                  discloses only Confidential Information that it is legally required to disclose.

11.3                        Permitted disclosures

11.3.1              CRT and the Charity may disclose Confidential Information of the Company in the course of exercising or enforcing its rights or performing its obligations under this Agreement, including to potential or actual Contributors in connection with the Clinical Trial;

11.3.2              the Charity and Contributors may publish Results in accordance with clause 12 of this Agreement;

11.3.3              the Company may disclose Progress Reports to persons holding investments in the Company for the sole purpose of providing an update on the status of the Clinical Trial;

11.3.4              each Party may disclose the “BT1718 clinical plan in partnership with CRUK” overview included in Schedule 7, and any agreed updated version thereof;

11.3.5              the Company may disclose Confidential Information to third party consultants and contract manufacturing and research organisations only to the extent necessary to allow such Third Parties to perform obligations on behalf of the Company pursuant to clause 3 of this Agreement;

11.3.6              the Charity may disclose Confidential Information of the Company to independent persons nominated by the Charity to monitor and review the work it funds or provide scientific advice; and

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11.3.7              where the Licence has been granted, the Company may disclose Confidential Information of the Charity and CRT relating to the approval, marketing or sale of Agent Products and Collaboration Products, as necessary, to Sub-Licensees and to Regulatory Authorities in the Territory,

in each case, other than as concerns disclosure to Regulatory Authorities which are legally required, under written confidentiality provisions equivalent to those set out in this clause 11.

11.4                        Each Receiving Party acknowledges that a breach of this clause 11 may result in irreparable injury to the Disclosing Party that may not be adequately compensated by monetary damages.

11.5                        The obligations under clauses 11.1 to 11.4 of this Agreement (inclusive) survive the expiry, or termination for any reason, of this Agreement until the tenth (10th) anniversary of the Start Date, or any shorter period described in clause 17.11.2 under an Existing CDA.

Investor, Buyer or Sub-licensee Information

11.6                        The Charity and CRT acknowledge that the Company may wish to seek (a) additional investment in the Company through new share issues during the Term or other financial support, (b) to sell the Company and/or (c) sub-licence the rights granted under the Licence.

11.7                        At the Company’s request, the Parties will discuss in good faith and agree a bundle of anonymised Results that the Company may disclose to bona fide potential investors in or bona fide providers of other financial support to the Company or bona fide potential buyers of the Company or bona fide potential sub-licensees of the rights granted under the Licence (with each such bundle being referred to in this Agreement as a “Data Package”). The Parties acknowledge that the aim of each Data Package is to provide an illustrative overview of the status of the Clinical Trial, and each will contain:

11.7.1              summaries of the Protocol and commercial terms of the Company’s arrangements with CRT;

11.7.2              Progress Reports and other Results available from the Clinical Trial as agreed between the Charity and the Company; and

11.7.3              details of the current recruitment numbers and the expected completion date of the Clinical Trial.

11.8                        The Company acknowledges that the contents of each Data Package may not be ‘cleaned’ or validated, and should not be relied upon.

11.9                        Until the Licence has been granted to the Company, before each disclosure of a Data Package, the Company will:

11.9.1              notify CRT of the identity of the potential investor, buyer or sub-licensee and the scope and the purpose of the intended disclosure and obtain CRT’s prior approval of the disclosure of the Data Package to that potential investor, provider of other financial support, buyer or sub-licensee, and CRT may not unreasonably withhold, condition or delay that approval; and

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11.9.2              bind each proposed recipient in writing to confidentiality undertakings consistent with clause 11.1 of this Agreement and obtain an acknowledgement from each proposed recipient identical to that in clause 11.8 of this Agreement.

11.10                 After the Licence has been granted to the Company, the [***]. Except as provided in clause 12 of this Agreement and sections 2.2, 2.3, 2.4 and 2.8 of the Licence Terms and as contemplated by the Step-in Agreement and to any extent which may be necessary for the Charity and CRT to exercise their rights in relation to Non-Exclusive Results (which shall not require consent from the Company), [***]. Under no circumstances shall the Company be permitted to disclose any Results which include non-anonymised information relating to any Clinical Trial Subject.

12                                  Publications

12.1                        Having regard to any publication strategy agreed by the JPT pursuant to clause 4.1 of this Agreement, the Charity and Contributors may publish the Results in academic or scientific publications or presentations by following the process set out in this clause 12.

12.2                        The Charity and the Company will each consider in good faith any request made through the JPT to disclose or publish any Results prior to the completion of the Clinical Trial in the form of interim presentations at conferences. Such disclosures or publications will require the consent of both the Charity and the Company, and the content shall be agreed by the Charity and the Company prior to disclosure or publication. The Charity will use all reasonable endeavours to notify the Company and CRT if either a Contributor informs the Charity that they wish to publish or present publically Results (pursuant to clause 12.1 of this Agreement or otherwise) or the Charity wishes to itself publish or present publically Results at any time. At the Company’s or CRT’s request following a notice of proposed publication from the Charity, the Charity will provide a copy or summary of the proposed disclosure at least [***] days before submission for publication or [***] days before presentation, or as soon as possible if a Contributor informs the Charity on shorter notice, and inform the Company and CRT of the date on which the proposed disclosure is intended to be submitted for publication.

12.3                        The Company or CRT may make the following requests to the Charity so long as it does so at least [***] ([***]) days before the intended submission or presentation date (to the extent reasonably possible):

12.3.1              that its Confidential Information (other than the Results) be removed from the proposed publication or presentation, so long as it also provides written reasons for the request; or

12.3.2              that submission of the publication is delayed so that a Patent may be filed in respect of any Results disclosed.

12.4                        The Charity and CRT may publish on public clinical trial registers typically used by clinical trial sponsors (such as clinicaltrials.gov) information relating to the Clinical Trial customarily made

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available on those registers. The Company and the Charity may also publish the following on its own websites: that a trial is being or will be conducted by the Charity’s collaborative partnership scheme, the patient recruitment criteria and a brief description of the Clinical Trial, including the Company’s and Charity’s name, the reference number and class of IMP, locations at which the trial will take place and biographical information about the lead investigator. The Charity and the Company may each also include on its own website announcements of the achievement of the following milestone events: first patient dosed, selection of dose for Phase IIa and last patient dosed.

Part C: : Allocation of risk; Term; and General

13                                  Liability

13.1                        Subject to clause 13.2 of this Agreement, each Party’s maximum aggregate liability to any other Party for Losses arising from acts, omissions, claims and proceedings relating to this Agreement regardless of form of action (in contract or tort, including negligence, strict liability or otherwise) is [***] pounds sterling (£[***]).

13.2                        The limit on liability set out in clause 13.1 of this Agreement does not apply to:

13.2.1              the extent that such Losses are paid to a Party pursuant to any insurance policy required under clause 14.5 this Agreement;

13.2.2              any indemnity given by the Company under this Agreement (including under the Licence Terms);

13.2.3              the obligations of the Company under clause 16 of this Agreement to reimburse the Charity’s costs and expenses;

13.2.4              any liability arising from the Company’s obligations under any of the Licence Terms; or

13.2.5              any liability arising from CRT’s obligations under clause 3 of the Step-in Agreement,

and nothing in this Agreement excludes or limits the liability of any Party for death or personal injury resulting from its negligence or the negligence of its employees while acting in the course of their employment or excludes or limits the liability of any Party for fraud.

13.3                        Other than under any indemnity arising from claims of third parties given under this Agreement (including under the Licence Terms), no Party will be liable to another for: (i) loss of revenue, profits, or anticipated savings or profits (in each case, other than Milestone Payments and Royalties payable under the Licence Terms and costs and expenses described in clause 16 of this Agreement, and only if and to the extent payable by reason of events occurring prior to the termination of this Agreement or as provided for expressly in clause 16 of this Agreement, after termination of this Agreement); (ii) loss of business; (iii) loss of contracts; (iv) indirect loss; or (v) consequential loss, in each case, however arising, whether negligence, breach of contract or otherwise.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

13.4                        [***]

13.5                        Other than those expressly given by the Company, the Charity or CRT in this Agreement, each Party excludes all warranties, representations and conditions regarding the performance of its obligations under this Agreement (including those implied by law), in each case to the extent permitted by law.

13.6                        For the avoidance of doubt, nothing in this Agreement shall restrict any Party’s entitlement to equitable relief (including injunctive relief and specific performance) in connection with any threatened or actual breach of this Agreement.

14                                  Indemnification

14.1                        Indemnity from the Charity. The Charity indemnifies the Company, and its officers, employees, sub-contractors and agents (the “Company Indemnitees”) for [***], save to the extent that those Losses arise as a consequence of:

14.1.1              any wrongful act, wrongful omission or negligence of any Company Indemnitee;

14.1.2              a breach of this Agreement by the Company; or

14.1.3              a misrepresentation by the Company.

14.2                        The Charity’s maximum aggregate liability under the indemnity given in this clause 14, and otherwise under this Agreement, is limited to the amount set out in clauses 13.1 and 13.2 of this Agreement.

14.3                        Indemnity from the Company. The Company indemnifies the Charity, CRT, the Contributors, and their respective officers, employees, sub-contractors and agents (the “Charity Indemnitees”) for all Losses arising from all claims and proceedings (whether threatened or brought, and whether successful or not):

14.3.1              by or on behalf of Clinical Trial Subjects for personal injury or death arising out of any:

(a)                                 failure or delay to provide Know-How or other information relating to the storage, use and safety of any Agent Material, the Agent or IMP in accordance with this Agreement; or

(b)                                 wrongful act or wrongful omission or negligence of the Company (or third party acting on its behalf) in importing, storing, shipping, supplying, manufacturing or using Material; or

14.3.2              that allege infringement of any third party’s rights (including IP) in performing the Clinical Trial or by importation, storage, shipment, supply, manufacture or use of any of the Agent Materials or

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IMP for or in connection with the Clinical Trial. For the avoidance of doubt the indemnity provided by this clause 14 will apply regardless of whether or not any third party’s rights (including) IP are enforceable legally; or

14.3.3              that relate to the disclosure of Data Packages to, or use of Data Packages by, any third party, and/or

14.3.4              the use made by the Company or any third party of the content of a Progress Report before such content is ‘clean’ and validated,

save to the extent those Losses arise as a consequence of: (i) any wrongful act, wrongful omission or negligence of any Charity Indemnitee; (ii) a breach of this Agreement by the Charity; or (iii) a misrepresentation by the Charity. Following the Licence Grant Date, the indemnity set out in section 7.3 of the Licence Terms will also apply in relation to activities carried out under the Licence Terms.

14.4                        Claims made under an indemnity

14.4.1              Any Charity Indemnitee or Company Indemnitee wishing to claim under any indemnity given under this Agreement (the “Indemnified Person”) will promptly notify the indemnifying Party after it receives notice of any claim or alleged claim or notice of the commencement of any action, administrative or legal proceeding, or investigation to which the indemnity may apply (a “Claim”). The indemnifying Party may elect to defend any Claim by giving written notice within seven (7) days of receiving notice of the Claim (the “Election Period”).

14.4.2              If the indemnifying Party elects, within the Election Period, to defend the Claim:

(a)                                 the Indemnified Person may retain separate legal advisers, at its sole cost and expense;

(b)                                 the Indemnified Person will not admit liability in respect of, or settle, the Claim without the prior consent of the indemnifying Party; and

(c)                                  the indemnifying Party will not consent to the entry of any judgment or enter into any settlement of the Claim without the written consent of the Indemnified Person.

14.4.3              If the indemnifying Party does not elect, within the Election Period, to defend the Claim, the Indemnified Person may assume the defence of the Claim, and the Indemnifying Party will be liable for the legal and other expenses consequently incurred in connection with that defence (subject, where the Charity is the indemnifying Party, to clause 13.1 of this Agreement).

14.4.4              The Parties will co-operate in good faith in the conduct of the defence of any Claim and will provide any assistance reasonably required for the Claim to be defended properly, and the Party with conduct of the Claim will provide promptly to the other Parties copies of all correspondence and documents, and written summaries of oral communications, material to the Claim.

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14.5                        Insurance. The Company will have insurance coverage for its potential liabilities under this Agreement, and maintain such insurance throughout the Term. At the request of the Charity, the Company will promptly provide written evidence of its insurance and, at the request of the Company, the Charity will promptly provide written evidence of the insurance maintained by the Charity and CRT. The Charity will maintain, as sponsor of the Clinical Trial, its customary clinical trial insurance coverage.

15                                  Term and termination

15.1                        This Agreement comes into force on the Start Date.

15.2                        Expiry. If the Company:

15.2.1              is granted the Licence, this Agreement will continue in force until the Licence is terminated in accordance with its terms;

15.2.2              is not granted the Licence, this Agreement will expire when the Company provides to CRT an original executed Step-In Agreement under clause 8.3 of this Agreement or CRT provides notice to the Company that it does not require execution of the Step-In Agreement.

15.3                        Termination. Without limiting any other right of a Party, this Agreement may be terminated on written notice to the other Parties:

15.3.1              by the Company, before the grant to the Company of the Licence, if the Charity or CRT or in the
case of (d) and (e) below the Charity’s QP:

(a)                                 commits a material breach, and in the case of a material breach that is capable of remedy, that is not remedied within thirty (30) days of notice being given of the breach;

(b)                                 is the subject of any Insolvency Event, gives notice under clause 17.1 of this Agreement, or fails after request by the Company to provide reasonable assurances of the continuing availability of the required budget from the Charity’s Centre for Drug Development;

(c)                                  undergoes a change of Control, and the new Controlling person is a Tobacco Party; or

(d)                                 [***]; or

(e)                                  [***]

15.3.2              by the Charity, at any time before Last Patient, Last Visit:

(a)                                  if the Company commits a material breach rendering impracticable the completion of the Clinical Trial within the budget provided for by the Charity and, in the case of a material breach that is capable of remedy, that is not remedied within thirty (30) days of notice being given of the breach;

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(b)                                 if the Company is the subject of any Insolvency Event or gives notice under clause 17.1 of this Agreement, in each case if the resulting circumstances render impracticable the completion of the Clinical Trial within the budget provided for by the Charity;

(c)                                  for safety reasons or if the Charity reasonably concludes, on the basis of objective and verifiable factors (including factors arising from any allegation that the Clinical Trial and the manufacture of the Agent necessary for the Clinical Trial infringes any third party’s rights (including IP)), that the objectives of the Clinical Trial will not be met for any reason;

15.3.3              by the Charity, at any time before last cycle of treatment under the Clinical Trial has been completed, if the Company undergoes a change of Control and the new Controlling person is a Tobacco Party, or the Company assigns the rights under this Agreement or sub-licenses the Licence to a person then responsible for the development or commercialisation of the Agent, any Agent Products or any other Collaboration Products who or which is or becomes a Tobacco Party; and

15.3.4              by agreement of the Charity and the Company, [***].

16                                  Consequences of termination

16.1                        General

Upon expiry or termination of this Agreement, without limitation on the other provisions of this clause 16:

16.1.1              for any reason, the Receiving Party will cease to use Confidential Information of the Disclosing Party and, at the request of the Disclosing Party, will return or destroy the Disclosing Party’s Confidential Information; provided that the Charity and CRT may hold and use Confidential Information of the Company to the extent necessary to perform and complete activities under clause 16.1.3 of this Agreement and to exercise any rights granted under the Step-in Agreement and that the Company may hold and use Confidential Information of the Charity and CRT to the extent necessary to exercise any rights granted under the Licence Terms or the Step-in Agreement. If Confidential Information is destroyed, the Receiving Party will confirm the destruction in writing to the Disclosing Party;

16.1.2              for any reason, the Charity, as sponsor of the clinical aspects of the Clinical Trial, and Contributors, may retain Confidential Information in accordance with ICH GCP (the ICH Harmonised Tripartite Guideline for Good Clinical Practice; CPMP/ICH/135/95) and as required by any applicable law, and the Company and its assignees and Sub-Licensees may retain Confidential Information in accordance with ICH GCP (the ICH Harmonised Tripartite Guideline

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

for Good Clinical Practice; CPMP/ICH/135/95) in connection with any clinical trials that they have initiated;

16.1.3              for any reason, if the Clinical Trial is not complete at the date of termination, the Charity may begin or continue to administer IMP to Clinical Trial Subjects as required by the Regulatory Authority, Ethics Committee or Clinical Trial Legislation for the duration of their proposed course of treatment. The Charity’s use of IMP will continue to be subject to the terms of this Agreement. If the Company is supplying IMP for use in the Clinical Trial, the Company will continue to supply IMP in quantities sufficient to complete those courses of treatment up to the levels of supply agreed pursuant to clause 3.2.1. If the Company is not supplying IMP for use in the Clinical Trial, the Charity may manufacture IMP in quantities sufficient to complete those courses of treatment and, at the Charity’s request, the Company will provide to the Charity and its designees any Know How that is necessary or desirable to manufacture, or have manufactured, a sufficient quantity of IMP to complete those courses of treatment; and

16.1.4              pursuant to clause 15.3.1, 15.3.2 or 15.3.4 of this Agreement and provided that clause 15.3.3 of this Agreement does not apply to the Company at the time, at the Company’s request and at the Company’s expense, and to the extent reasonably practicable, the Charity will use its reasonable endeavours and cooperate in good faith to transfer to the Company responsibility as sponsor for the completion of the Clinical Trial.

16.2                        If this Agreement is terminated prior to the completion of the dose escalation (Phase I) part of the Clinical Trial (a “Phase I Termination”) by the Company in accordance with clause 15.3.1(a), 15.3.1(b), or 15.3.1(c) of this Agreement: (a) [***]; (b) [***]; and (c) [***].

16.3                        For a Phase I Termination by the Charity in accordance with clause 15.3.2(a) or 15.3.2(b) of this Agreement: (a) [***]; and (b) [***].

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

16.4                        For a Phase I Termination by the Charity in accordance with clause 15.3.2(c) of this Agreement or by the Company in accordance with clause 15.3.1(e) of this Agreement or by the Charity and the Company in accordance with clause 15.3.4 of this Agreement: (a) [***]; (b) [***]; and (c) [***].

16.5                        For termination by the Company in accordance with clause 15.3.1(d) of this Agreement before the first Clinical Trial Subject is dosed with GMP Agent Materials, this Agreement will [***];

16.6                        If at any time the Charity terminates this Agreement in accordance with clause 15.3.3 of this Agreement:

16.6.1              the Charity will not be obliged to grant a Licence (or any other licence) to the Company in respect any Results;

16.6.2              the Company will reimburse in full all actual paid, prepaid and committed costs (including personnel costs) and expenses incurred by the Charity and the Contributors in connection with the Clinical Trial, and no Milestone Payments, License Fee or Royalties will be payable or shares issued to CRT after termination of this Agreement or the Licence; and

16.6.3              the Step-In Rights of CRT under this Agreement will apply forthwith except that no payments will be made by CRT pursuant to clause 3 of the Step-In Agreement.

16.7                        If the Agreement is terminated after the completion of the dose escalation (Phase I) part of the Clinical Trial and before the completion of the Phase IIa part of the Clinical Trial (a “Phase IIa Termination”) by the Company in accordance with clause 15.3.1(a), 15.3.1(b), or 15.3.1(c) of this Agreement: (a) [***]

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[***]; and (b) [***]

16.8                        For a Phase IIa Termination by the Charity in accordance with clause 15.3.2(a) or 15.3.2(b) of this Agreement: (a) [***]; and (b) the Step-In Rights of CRT under this Agreement will continue to be exercisable.

16.9                        For a Phase IIa Termination by the Charity in accordance with clause 15.3.2(c) or by the Charity and the Company in accordance with clause 15.3.4 or by the Company in accordance with clause 15.1.3(e) of this Agreement: (a) [***]; and (b) [***]

16.10                 The following provisions survive expiration or termination of this Agreement for any reason: clauses 5 (responsibilities); 6 (rights) (but only for so long as and to the extent necessary to perform activities under clause 16.1.3); 9 (patents); 10 (rights); 11 (confidentiality), 12 (publication), 13 (liability, warranties); 14 (indemnity); 16 (consequences of termination) and 17 (general) of this Agreement and the following sections of the Licence Terms: 2.2 (reserved rights), 6 (statements), 7 (insurance, liability, indemnity) and the Glossary. Termination of this Agreement for any reason does not affect any rights of the Parties accrued before termination.

16.11                 Obligations to destroy or return Confidential Information exclude Confidential information maintained on routine computer system backup storage devices,  so long as backup

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Confidential Information is not used, disclosed or recovered intentionally from storage devices, and continues to be Confidential Information.

16.12                 In all the circumstances set out in this clause 16, each Party will use all reasonable endeavours to provide another Party with all information necessary for such other Party to be able to satisfy its regulatory and/or legal obligations.

17                                  General

17.1                        Insolvency. Each Party will notify the other Parties immediately upon becoming aware that an Insolvency Event has or is likely to take place in relation to it.

17.2                        Standing. The Company will keep the Charity generally informed of the progress of the Company’s business and affairs on at least an annual basis and will promptly notify the Charity, with written details, of circumstances that will or may cause any actual or prospective material adverse change in the Company’s financial position, prospects or business. All information so provided by the Company to the Charity will be Confidential Information.

17.3                        Relationship. Nothing in this Agreement gives or will give rise to any partnership or the relationship of principal and agent between any of the Parties. The Charity’s and CRT’s respective liability under this Agreement is several, and not joint or joint and several.

17.4                        Public Announcements. An agreed form of press release and question and answer guidelines concerning the execution and other aspects of this Agreement are attached hereto as Schedule 6. Subject to the other terms of this Agreement, each of the Charity and the Company may issue a further press release upon the first dosing of a Clinical Trial Subject in the Clinical Trial, but no Party may make any press or other public announcement concerning the execution or other aspect of this Agreement disclosing Confidential Information other than as agreed between the Parties or such as is included in the agreed form of press release and question and answer guidelines without the prior agreement of the other Parties.

17.5                        Payments

17.5.1              The Company will make all payments due to CRT or the Charity under this Agreement in cleared funds in pounds sterling to the bank accounts nominated by CRT or the Charity respectively.

17.5.2              The Company will bear all costs of transmission and currency conversion.

17.5.3              All payments under this Agreement are expressed exclusive of value added tax however arising. If CRT, the Charity or the Company is obligated to charge value added tax in relation to any supply made or deemed to be made for tax purposes pursuant to this Agreement, the paying Party will pay that value added tax at the same time as, and in addition to, the payment to which the tax relates or, if earlier, on receipt of a tax invoice from the invoicing Party.

17.5.4              Each Party will pay all amounts due under this Agreement in full without any deduction or withholding other than as required by law, and will not assert any credit, set-off or counterclaim to justify withholding payment of any amount due. Interest will accrue on all sums due and owing

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hereunder at an annual rate equal to an annual rate of [***] percent ([***]%) over the then current base rate of NatWest Bank, calculated on a daily basis, until the full amount is paid. A Party’s right to receive interest is without prejudice to its right to receive payment on the date due.

17.5.5              If a Party is required by law to make any tax deduction or withholding, such Party will give reasonable assistance to the payee Party to claim exemption from or (if that is not possible) a credit for the deduction or withholding under any applicable double taxation or similar agreement from time to time in force, and will promptly give the payee Party proper evidence as to the deduction or withholding and payment over of the tax deducted or withheld.

17.6                        Data Protection

17.6.1              Each Party’s attention is drawn to the Data Protection Act 1998 and Directive 95/46/EC of the European Parliament and any national or European legislation or regulations implementing or made in pursuance of them (the “Data Protection Requirements”).

17.6.2              Each Party will observe its obligations under the Data Protection Requirements that arise in the performance of this Agreement, and will process and use personal data fairly and lawfully.

17.6.3              At the Charity’s request, the Company will enter into an agreement with the Charity in respect of the transfer of personal data (as defined in the Data Protection Act 1998) based on the standard contractual clauses governing data transfers recommended or approved by the UK’s Information Commissioner’s Office (or any successor) from time to time. Irrespective of any other provision of this Agreement, the Charity will have no obligation to transfer any personal data to the Company unless and until the Company enters into that data transfer agreement.

17.7                        Force Majeure

17.7.1              If a Party is delayed in performing or fails to perform its obligations (other than payment obligations) under this Agreement because of strike, riot, civil commotion, fire, acts of God or other circumstances beyond its reasonable control (“Force Majeure”), it will give prompt notice of the Force Majeure to the other Parties.

17.7.2              The Party giving notice of a Force Majeure will be excused from the performance of the relevant obligations for as long as it continues to be affected by the Force Majeure, and will perform its obligations as soon as the Force Majeure circumstances cease to affect its operations.

17.7.3              If the Force Majeure continues for a period of: (a) fourteen (14) days or more for obligations arising under clause 3 or 5.3 of this Agreement or under any Technical Agreement; and (b) twelve (12) weeks or more for obligations arising under all other provisions, the Parties will meet to discuss in good faith what actions to take or what modification should be made to this Agreement as a consequence of such Force Majeure in order to alleviate its consequences on the affected Party.

17.8                        No Assignment. Neither the Company, on the one hand, nor the Charity and CRT, on the other hand, may assign, transfer, charge, encumber, sub-contract (other than to a Third Party Service Provider) or otherwise deal with any of its rights (or obligations) under this Agreement, except as

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expressly provided in this Agreement (which, for the avoidance of doubt, includes the right of the Charity pursuant to clause 1.3 to sub-contract or otherwise deal with Contributors engaged in the performance of the Clinical Trial).

17.9                        Notices

17.9.1              Notices must be sent to the recipient Party’s address set out on the front of this document, sent by a method described in clause 17.9.2 of this Agreement and be marked for the attention of the Executive Officer of the recipient Party (with a copy, in the case of Charity and the Company, to their respective Project Leaders), or to any other address notified to the other Parties under this Agreement.

17.9.2              Notices will be deemed served: (i) upon delivery, if given in person; (ii) three (3) days after posting, if sent domestically by first class ‘signed for’ post; and (iii) five (5) days after posting, if sent by ‘signed for’ airmail.

17.10                 Amendments. No variation, modification, amendment, extension or release from any provision of this Agreement will be effective unless it is in writing and signed by all Parties to be bound thereby.

17.11                 Entire Agreement

17.11.1       This Agreement (together with any Technical Agreement entered into by the Company and the Charity and any amendments to this Agreement agreed by the Parties in accordance with clause 17.10 of this Agreement) represent the entire understanding, and constitutes the whole agreement, in connection with its subject matter and supersedes all previous agreements, understandings or arrangements between the Parties in connection with its subject matter.

17.11.2       Upon signature of this Agreement, the Confidential Disclosure Agreement between the Parties dated 6 March 2015 (the “Existing CDA”) will terminate automatically. This Agreement will prevail if there is any inconsistency between the terms of this Agreement and those of the Existing CDA, save that any confidentiality period imposed under the Existing CDA will apply to, and only to, Confidential Information disclosed before the Start Date under the Existing CDA if that confidentiality period is shorter than that imposed under clause 11.5 of this Agreement.

17.11.3       If there is any inconsistency between the Cover Sheet, the terms and conditions of this Agreement and any Technical Agreement entered into by the Company and the Charity, the following order of priority will apply (with the first being given the greatest priority): (a) the Cover Sheet; (b) the terms and conditions of this Agreement; and (c) the Technical Agreement.

17.11.4       Nothing in this Agreement excludes a Party’s liability to the other for fraudulent misrepresentation or fraudulent misstatement.

17.12                 Waiver. A Party does not waive a right, power or remedy if it fails to exercise or delays in exercising that right, power or remedy. A single or partial exercise of a right, power or remedy does not prevent another or further exercise of that right, power or remedy. Any waiver must be in writing and signed by the Party giving the waiver.

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17.13                 Severability. A term or part of a term of this Agreement that is illegal or unenforceable may be severed from this Agreement, and the remaining terms or part of the terms of this Agreement will continue in force.

17.14                 Law and Jurisdiction. This Agreement (and any non-contractual dispute or claim related to it or its subject matter) is governed by the laws of England and Wales (or in the event that Wales becomes an independent country, the laws of England). Each Party irrevocably and unconditionally submits to the exclusive jurisdiction of the English courts in respect of disputes arising out of or in connection with it (except in respect of disputes under clause 11 of this Agreement, where jurisdiction is non-exclusive).

17.15                 Counterparts. This Agreement may be executed in counterparts. All executed counterparts constitute one document. The Parties may exchange executed originals of this Agreement by pdf, which will effect binding and valid delivery of this Agreement.

17.16                 Third Parties. The third parties identified in clauses 6 (rights), 12 (publication), 13.1 (liability), 14.1 and 14.3 (indemnities) of this Agreement and section 7.3 of the Licence Terms, (the “Third Party Beneficiaries”) have the benefit of those respective provisions. Other than the Third Party Beneficiaries, this Agreement does not create any rights enforceable by anyone other than the Parties. The Parties may amend, suspend, cancel or terminate this Agreement without consent of any third party, including the Third Party Beneficiaries.

17.17                 Disputes

17.17.1       No Party may refer any dispute to an expert, or issue or bring any action in court or other tribunal (other than an interim injunction) in connection with this Agreement or the Clinical Trial unless the Parties have sought to resolve the dispute through their respective Executive Officers.

17.17.2       If the Parties are unable to resolve a dispute within thirty (30) days of referring that dispute to the Executive Officers, a Party may have any of the disputes described below determined by an expert:

(a)                                  arising under sections 5.6, 5.10, 6.4.2, 8.2, 8.3and 8.5of the Licence Terms;
and

(b)                                  arising under clauses 1.3and 3.3of the Step-In Agreement; and

(c)                                  arising under the definition of “Net Sales” in the Glossary.

and may have other disputes settled by any remedy available to it in law or equity.

17.17.3       If a dispute is to be determined by an expert:

(a)                                  The Parties will try to agree, in good faith, a suitably qualified independent expert. If the Parties do not agree on the identity of the expert within twenty one (21) days of either Party seeking in writing to the other to appoint an expert, each Party will submit two (2) names to the President (or equivalent) for the time being of: (i) the Institute of Chartered Accountants of England and Wales

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where the dispute relates principally to an accounting or financial matter; and (ii) the Association of the British Pharmaceutical Industry, where the dispute relates to other matters; (or, in either case, any successor body), who will select an individual from those submitted;

(b)                                 the expert will act as an expert and not as an arbitrator, and will be so instructed;

(c)                                  each Party will make written submissions to the expert and to the other Parties within fourteen (14) days of the expert’s appointment and each Party will have seven (7) days to respond to the other Parties’ submissions;

(d)                                 the expert will be asked to make and deliver his or her determination within a further thirty (30) days and the expert’s opinion will be final and binding on the Parties; and

(e)                                  the costs of any expert will be borne in proportions determined as fair and reasonable, in the circumstances, by the expert or, if he or she does not make a determination, the Company will bear one half of the costs of the expert, and the Charity and CRT will bear the other half.

[Schedules 1 to 7, and the Glossary follow]

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Glossary

Definitions

The words and phrases in this Agreement have the meaning set out below, unless the context requires otherwise. Words and phrases in this Agreement not defined below, but which are defined in the Clinical Trial Legislation have the meaning given to them in the Clinical Trial Legislation.

“Abandoned Product”	has the meaning given in section 5.5.1 of the Licence Terms;

“Affiliate”

means an entity that, whether now or in the future, Controls, is Controlled by or is under common Control with a Party, and “Control” means in respect of any corporate relationship, the possession (directly or indirectly) of fifty per cent (50%) or more of the voting stock or equity interest of an entity with the power to vote or control management decisions of that entity through the ownership of securities or by contract or otherwise. When used in respect of an entity, “Control” and “Controlled by” have a corresponding meaning;

“Agent”	means the Material identified as the “Agent” on the Cover Sheet in any and all current and potential future forms or formulations.

“Agent IP”	means:

a) the Agent Know How;

b) the Agent Materials; and

c) the Agent Patents.

“Agent Know How”	means Know How that the Company Controls as at the Start Date or during the Term that relates to the Agent or any Agent Material (or constituents thereof), and includes:

a) the Know How identified in the Cover Sheet as ‘Agent Know How’;

b)             Know How related to safety, toxicology and efficacy of the Agent or Agent Product or that is otherwise relevant to the safe and efficient conduct of the Clinical Trial or other activities to be performed by or on behalf of the Charity under the Agreement;

c) Know How related to the manufacturing, production or expression, quality, safe and proper handling, storage or use of the Agent or Agent Product; and

d) Know How the Company is obliged to disclose under the Technical Agreement;

“Agent Materials”	means the Materials identified in the Cover Sheet as ‘Agent

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Materials’;

“Agent Patents”	means:

a) the Patents identified in the Cover Sheet as ‘Agent Patents’;

b) any Patent Controlled by the Company at any time during the Term that Covers any Agent Product; and

c) all Patents that derive priority from the Patents identified in (a) or (b);

“Agent Product”	means any product that contains [***];

“Agreement”	means this agreement, including the Cover Sheet, all the Schedules to the this agreement and Glossary;

“Available On The NHS”	means in relation to any Agent Product or Collaboration Product: [***]
[***]

“Box”	means the corresponding box in the Payments section of the Cover Sheet;

“Charity Indemnitees”	has the meaning given in clause 14.3 of the Agreement;

“Claim”	has the meaning given in clause 14.4.1 of the Agreement;

“Clinical Trial”	has the meaning given in clause 1.1 of the Agreement;

“Clinical Trial Legislation”

means the European Community Directives 2001/20/EC, 2003/94/EC and 2005/28/EC, Regulation (EU) 536/2014 (if and to the extent applicable), any national legislation that implements them or is otherwise applicable, and any relevant guidance to that legislation;

“Clinical Trial Subject”	means a subject, whether healthy volunteer or patient, in the Clinical Trial;

2

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“Collaboration Product”	means any product, other than an Agent Product, [***];

“Collaboration Product IP”	means:

a) the Collaboration Product Know How;

b) the Collaboration Product Patents; and

c) the Collaboration Product Materials.

“Collaboration Product Know How”

means Know How that the Company Controls as at the Step-In Date or during the term of the Step-In Agreement that relates to any Collaboration Product for which a GLP Toxicology Study has been initiated, and includes:

a) Know How related to safety, toxicology and efficacy or that is otherwise relevant to the activities to be performed by or on behalf of CRT under the Step-in Agreement; and

b) Know How related to the manufacturing, production or expression, quality, safe and proper handling, storage or use of the Collaboration Products;

“Collaboration Product Materials”	means the Materials that the Company Controls comprised in any part of a Collaboration Product and for which a GLP Toxicology Study has been initiated;

“Collaboration Product	means:

3

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Patents”

a) the Patents that are Controlled by the Company that Cover the Collaboration Products or any individual Collaboration Product; and

b) all Patents that derive priority from the Patents identified in (a);

“Commercially Reasonable Efforts”

means, in respect of the Company or a Sub-Licensee, the efforts and resources commonly used by a company of a similar size and with similar resources for a product at a similar stage in its life cycle, with the aim of developing or commercialising that product in a diligent and timely manner, taking into account safety, efficacy and patent or other proprietary positions, provided that, with respect to a Sub-Licensee, “Commercially Reasonable Efforts” will not require efforts or resources beyond those negotiated diligently and in good faith by the Company in its agreement with the Sub-Licensee;

“Company”	means the entity identified in the Cover Sheet as the ‘Company’;

“Company Indemnitees”	has the meaning given in clause 14.1 of the Agreement;

“Competing Programme”	means a research and development programme under which [***];

“Confidential Information”

means all information designated as confidential by any Party in writing together with all other information of a proprietary nature relating to the business, affairs, technology, products, developments, trade secrets, Know-How, personnel, customers, agents, distributors and suppliers of a Party disclosed by the Disclosing Party, that is not in the public domain and is acquired by another Party under the Agreement. Results are the Confidential Information of the Charity and CRT until the grant of the Licence to the Company, whereupon they will become Confidential Information of the Company;

“Contributors”	means third parties that perform activities under, in support of or for the Clinical Trial, and include, among others:

a) the chief and principal investigators that manage or supervise the Clinical Trial and all other investigators;

b) experts (including members of the Charity’s expert committees or any other person not an employee of the Charity whom the Charity engages to advise the Charity on the Clinical Trial);

4

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c) NHS Trusts; and

d) sub-contractors;

“Control”

means, with respect to any Material or IP, the possession (whether by ownership, licence or other right, other than pursuant to this Agreement) by a Party of the ability to grant to another Party access or a licence (or sub-licence) as provided herein under such item or right without violating the terms of an agreement or other arrangement with any third party or (except as concerns the Control of rights to IP granted to the Charity by the Company in connection with the Clinical Trial) increasing the costs borne by the Party granting such access or licence by reason of the grant of such access or licence. When used in respect of Material or IP, “Control”and “Controlled by” have a corresponding meaning;

“Cover”

means, with respect to a Patent, that the making, having made, using, selling, offering for sale or importing of a material or practice of a claimed method would infringe a claim (or, if not yet issued, would infringe if the claim were to issue) of that Patent in the country in which the activity occurs, and “Covered” has a corresponding meaning;

“Cover Sheet”	means the cover sheet to this Agreement;
“Data Exclusivity Period”

means any period of clinical trial data or other regulatory exclusivity, or other periods under national implementations in the European Union of Article 10.1 of the European Directive 2001/EC/83 and all equivalents elsewhere in the Territory;

“Data Package”	has the meaning given in clause 11.7 of the Agreement;

“Data Protection Requirements”	has the meaning given in clause 11.6 of the Agreement;

“Development Plan”

means a development plan that describes the steps to be taken to develop the Agent, any Agent Products or any Collaboration Products in the Field and the Territory and provides an indication as to the relevant timescales within which such steps will be taken.;

“Early Access to Medicines Schemes” (or “EAMS”)

means schemes (whether statutory or not) offered by Regulatory Authorities directed towards making available, on an expedited basis, medicines that offer potential benefit to patients with no treatment options or a major therapeutic advantage over existing treatments. EAMs include Medicines and Healthcare Products Regulatory Agency’s “Promising Innovative Medicines” (or “PIM”) designations and EMA’s proposed “PRIME” (Priority Medicines)

5

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scheme, and successor or similar schemes;

“Election Period”	has the meaning given in clause 14.4.1 of the Agreement;

“Exclusive Results”	has the meaning given in clause 7.1 of the Agreement;

“Executive Officers”	means: Chief Executive Officer of the Company, the Chief Executive Officer of CRT and the Director of the Charity’s Centre for Drug Development;

“Field”	means [***];

“[***]”	means, [***];

“Force Majeure”	has the meaning given in clause 17.17.1 of the Agreement;

“FTO Costs”

means any royalties on the sale of an Agent Product or a Collaboration Product payable by the Company or a Sub-Licensee under a licence agreement entered into by the Company or such Sub-Licensee with a third party after the Start Date, and only to the extent that: (i) such licence is necessary in order to avoid infringing such third party’s patent rights in the course of researching, developing, making, having made, marketing, using, importing and selling Agent Products or Collaboration Products as developed by the Company; and (ii) the royalty payable is reasonably attributable to the grant of rights specified in (i) and not to any other rights also granted pursuant to the same licence agreement and/or by the same third party licensor.

“Generic Competition”	means a product that in a particular country and Quarter:

a) is not an Agent Product or a Collaboration Product marketed or sold by the Company or a Sub-Licensee;

b) is sold in that country by a third party under a Regulatory Authorisation;

c) contains the same active ingredient as an Agent Product or a Collaboration Product;

6

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d) has obtained in that country Regulatory Authorisation for use in the same Indication for which such Agent Product or Collaboration Product has obtained Regulatory Authorisation; and

e)              has achieved sales (in units sold) in that country in that Quarter which are equal or greater to [***] percent ([***]%) of the total aggregate sales (in units sold) of that product combined with sales of the Licenced Product in that country in that Quarter (based on commercially available market research data such as IMS Health) or, for sales by a Sub-Licensee, such lower percentage as may be required under the sub-licence with such Sub-Licensee.

“Good Laboratory Practice or GLP”

means a quality system concerned with the organisational process and the conditions under which non-clinical health and environmental studies are planned, performed, monitored, recorded, archived and reported.

“GLP Toxicology Study”	means a GLP toxicology study of a duration of not less than four (4) weeks;

“GMP”

means the principles of good manufacturing practice in respect of medicinal products for human use and investigational medicinal products for human use required by the laws of the European Union, including Clinical Trial Legislation, Eudralex Volume 4, ICHQ7a Good Manufacturing Practice Guidance and ‘EU Guidelines to Good Manufacturing Practice Medicinal Agents for Human and Veterinary Use, Annex 13: Investigational Medicinal Agents’;

“GMP Agent Materials	means Agent Materials identified in the Cover Sheet that will comply with GMP;

“IB”	has the meaning given in clause 2.4 of the Agreement;

“IMP”	means the preparation of the Agent that is the subject of the Clinical Trial;

“IMPD”	has the meaning given in clause 2.4 of the Agreement;

“Indemnified Person”	has the meaning given in clause 14.4.1 of the Agreement;

“Indication”	means [***];

7

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[***]

“Insolvency Event”	means any of the following occurring in respect of a Party:

a) a voluntary arrangement is proposed or approved or administration order made;

b) a receiver or administrative receiver is appointed over any of that Party’s assets;

c) if circumstances arise that entitle the Court or a creditor to appoint a receiver, administrator or administrative receiver or make a winding-up order or similar;

d) undertakings or a winding-up resolution or petition is passed (otherwise than for the purpose of solvent reconstruction or amalgamation); or

e) equivalent action is taken against or by the applicable Party due to its insolvency or in consequence of debt;

“IP”

means all Patents, Know How, copyright, database rights, design rights, rights in trade names, logos and trade and service marks, domain names, rights in Materials and all rights or forms of protection of a similar nature or having equivalent or similar effect to any of them which may subsist anywhere in the world, whether or not any of them are registered, including any application for registration of any of them;

“JPT”	means the joint project team established pursuant to clause 4.1 of the Agreement;

“JPT Members”	has the meaning given in clause 4.2 of the Agreement;

“Know How”

means all technical and other information not in the public domain, including information comprising or relating to concepts, discoveries, data, designs, formulae, ideas, inventions, methods, models, designs for and results of experiments and tests, processes, specifications and techniques, laboratory records, clinical data, reports, manufacturing data and information in submissions to Regulatory Authorities;

“Last Patient, Last Visit”	means the date the last Clinical Trial Subject completes the Clinical Trial;

“Licence”	has the meaning given in clause 8.1 of the Agreement;

“Licence Grant Date”	has the meaning given in section 1 of the Licence Terms;

“Licence Terms”	means the terms and conditions set out in Schedule 1, which come into effect in accordance with clauses 8.1 - 8.2 of the Agreement;

8

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“Losses”	means losses, damages, costs and expenses (including legal costs and expenses);

“Major Markets”	means [***]

“Materials”	means any chemical or biological substance that is included in, or used in connection with research, development or manufacturing of, the Agent;

“Milestone Event”	means the milestones described in the Cover Sheet as “Milestone Events”;

“Milestone Payments”	has the meaning given in section 5.2 of the Licence Terms;

“NDA”

means, in relation to any Agent Product or Collaboration Product, a biologies licence application, new drug application, supplementary new drug application, abbreviated new drug application or any of their equivalents filed with the United States Food and Drugs Administration (“FDA”) or any successor to it, a marketing authorisation application or its equivalent filed with the European Medicines Agency (“EMEA”) or any successor to it, or a marketing authorisation application or a product licence application or equivalent filed with the relevant Regulatory Authority in any country or region in the Territory;

“Net Sales”	means, in relation to an Agent Product or a Collaboration Product where the Agent Product or Collaboration Product is sold or disposed of:

[***]

[***]

9

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[***]

[***]

“Non-Exclusive Results”	has the meaning given in clause 7.1 of the Agreement;

“Oncology Indication”	means an Indication [***];

“Patent”

means any patent application (if pending for less than seven (7) years) or granted patent (whether or not it was previously pending as a patent application for less or more than seven (7) years) or similar or equivalent form of protection anywhere in the world, including utility model and design patents and certificates of invention and all divisional, continuations, continuations-in-part, reissues, renewals, extensions, additions, supplementary protection certificates;

“Payment Period”

means [***] after the Company has received the corresponding Milestone Payment (if applicable) from the Sub-Licensee (the Company will give notice to CRT of receipt of the corresponding Milestone Payment);

“Phase I and IIa Clinical Trial”	means [***];

“Phase I Termination”	has the meaning given in clause 16.2 of the Agreement;

“Phase IIa Termination”	has the meaning given in clause 16.6 of the Agreement;

“[***]”	means [***];

“[***]	means [***];

10

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[***]”	[***]

“pound” and “£”	means British pound sterling;

“Price Approval”

means any approval or determination of pricing or pricing reimbursement in those countries in the Territory where Regulatory Authorities approve or determine pricing or pricing reimbursement for pharmaceutical products;

“Progress Report”	has the meaning given in clause 2.2.1 of the Agreement;

“Project Leader”	means the individual identified in the Cover Sheet by each Party as its ‘Project Leader’, or any replacement notified to the other Parties;

“Proportionate Consideration”	means [***];

“Qualified Person” or QP”

means the person referred to in Article 48 of European Community Directive 2001/83/EC, Article 13 (2) of European Community Directive 2001/20/EC, Article 61(2) of Regulation (EU) 536/2014 (if and as applicable), or any national legislation that implements such Directives or Regulation or is otherwise applicable, and any relevant guidance thereto, all as the same may be amended from time to time;

“Quarter”	means any of the three-monthly periods beginning on the first day of any of January, April, July, and October in any year and “Quarterly” has a corresponding meaning;

“Regulatory Authorisations”

means all authorisations, approvals and clearances that may be required by a Regulatory Authority in any country or region in the Territory before (as the context may require) Phase II Clinical Trial Commencement or Phase III Clinical Trial Commencement or commercial sale of the Agent Product or the Collaboration Product. Price Approvals are not Regulatory Authorisations;

11

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“Regulatory Authority”

means any local or national agency, court, authority, department, inspectorate, minister, ministry official or public or statutory person with jurisdiction over this Agreement or the Parties or the development or marketing of medicinal products;

“Replacement Product”	has the meaning given in section 5.5.1 of the Licence Terms;

“Results”	has the meaning given in clause 7.1 of the Agreement;

“Start Date”	means the date identified in the Cover Sheet as the “Start Date”;

“Step-In Agreement”	means an agreement in the form set out in Schedule 2;

“Sub-Licensee”	means any person who is granted:

a) a sub-licence in accordance with section 2.5 of the Licence Terms and any further tiers of sub-licence granted under it (including Third Party Service Providers); or

b) a licence by the Company under the Agent IP or Collaboration Product IP or to sell Agent Products or Collaboration Products anywhere in the Territory;

“Technical Agreement”	has the meaning given in clause 5.2 of the Agreement;

“Term”	means the term of the Agreement as determined under clause 15 of the Agreement;

“Territory”	means worldwide;

“Third Party Agreements”	means all agreements or other arrangements under which the Company has been granted Third Party IP;

“Third Party Beneficiary”	has the meaning given in clause 17.16 of the Agreement;

“Third Party IP”	means all Agent IP or Collaboration IP licensed to the Company by a third party, including the IP described in the Cover Sheet as “Third Party IP”;

“Third Party Service Provider”

means a third party who provides research, development, distribution, sales or manufacturing services to the Company on an arms’ length basis in connection with the Company’s products, including contract research organisations, universities and hospitals. A Tobacco Party may not act as a Third Party Service Provider.

“Tobacco Party”	means any entity that:

a) develops, sells or manufactures tobacco products;

b) makes the majority of its profits from the importation, marketing, sale or disposal of tobacco products; or

c) is an Affiliate of an entity referred to in (a) or (b);

12

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“Transfer”

for purposes of the Step-in Agreement, “Transfer” will mean (a) an assignment with respect to world-wide rights to any Agent IP or Collaboration Product IP existing as of the Step-in Date that relates solely to the Agent, any Agent Product or any Collaboration Product that is the subject of the Step-in Agreement and in respect of which the Company has ceased development in all Indications, and (b) a world-wide sub-licensable (through multiple tiers) licence, under any Agent IP or Collaboration Product IP and (to the extent possible) Third Party IP existing as of the Step-in Date, to research, develop, make, have made, import, use and sell the Agent, any Agent Product and any Collaboration Product that is the subject of the Step-in Agreement with respect to any other Agent IP or Collaboration Product IP, which will be exclusive in all Fields and all Indications unless the Company continues to pursue development in Indications other than Oncology Indications in which case the licence will be exclusive in the Field of all Oncology Indications;

“UK Pricing Authority”

means any supra-national, national or regional government department, authority, agency or entity (including a non-departmental public body or similar entity) with responsibility for evaluating the cost effectiveness of medicinal products in the United Kingdom (or one or more constituent countries thereof) or otherwise determining whether the NHS (or constituent parts thereof) should purchase medicinal products; and

“Valid Claim”	means [***].

Interpretation

Except where a contrary intention is expressed:

•                  The meaning of general words is not limited by specific examples introduced by “including, “for example” or similar expressions.

•                  A reference to a statute or other law includes regulations and other instruments under it and amendments, re-enactments or replacements of any of them.

•                  Each reference to a clause in this Agreement is to the corresponding provision in the Agreement or to the Step-in Agreement in Schedule 2 as appropriate, and each reference to a section in this Agreement is a reference to the corresponding provision in the Licence Terms in Schedule 1.

13

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•                  Words denoting persons will include any individual, partnership, company, corporation, joint venture, trust, association, organisation or other entity, in each case whether or not having separate legal personality.

•                  References to the “best of its knowledge and belief” in clauses 3.3.1 and 10.3 of the Agreement and clause 5.1 of the Step-in Agreement include knowledge of [***] in the ordinary and diligent conduct of their duties.

•                  The term “or” is to be interpreted in the inclusive sense commonly associated with the term “and/or”.

•                  The words “hereof, “herein”, “hereto” and “hereunder” and words of similar import when used herein will refer to this Agreement as a whole and not to any particular provision of the Agreement.

•                  “Extent” in the phrase “to the extent” means the degree to which a subject or other thing extends, and such phrase does not mean simply “if”.

•                  The term “including” will mean “including, without limitation”.

•                  When a reference is made in the Agreement to a clause or a schedule, such reference will be to a clause or schedule of the Agreement, as the same may be amended as provided herein, unless otherwise indicated.

•                  When a reference is made to an agreement, instrument or other document, such reference will include any exhibit, schedule or annex to such agreement, instrument or other document.

•                  References to the singular will include the plural and vice versa, unless the context indicates otherwise; and references to the masculine, the feminine and the neuter will include all such genders.

•                  Where either Party’s approval or consent is required hereunder, except as otherwise specified herein, such Party’s approval or consent will be a prior consent, will be in writing and will not be unreasonably denied, delayed or conditioned.

•                  Each of the Parties will be solely responsible for compliance with or performance of their respective obligations, agreements, representations or warranties under this Agreement, and unless otherwise expressly stated, nothing herein will be construed as creating joint or several obligations on any of the Parties.

•                  The word “will” will be construed to have the same meaning as the word “shall”. The word “or” is not exclusive.

•                  References to a Person are also to its successors and permitted assigns.

•                  The Parties have participated jointly in the negotiation and drafting of the Agreement, and in the event an ambiguity or question of intent or interpretation arises, the Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favouring or disfavouring any Party by virtue of the authorship of any provisions of the Agreement.

14

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DATED 29 JUNE 2018

(1) BICYCLE THERAPEUTICS LIMITED

(2) CANCER RESEARCH TECHNOLOGY LIMITED

(3) CANCER RESEARCH UK

SECOND DEED OF AMENDMENT OF A CLINICAL TRIAL
AND LICENCE AGREEMENT

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THIS SECOND DEED OF AMENDMENT is made on 29 June 2018 (this “Deed”) BETWEEN:

(1)                                 BICYCLE THERAPEUTICS LIMITED, a limited liability company incorporated under number 06960780 in England and Wales with registered office at Building 900, Babraham Research Campus, Babraham, Cambridge, CB22 3AT, England (the “Company”);

(2)                                 CANCER RESEARCH UK, a company registered under number 4325234, and charity registered under number 1089464, in England and Wales and with registered office at Angel Building, 407 St John Street, London, EClV 4AD, England (the “Charity”); and

(3)                                 CANCER RESEARCH TECHNOLOGY LIMITED, a company incorporated in England and Wales with number 1626049 and with registered office at Angel Building, 407 St John Street, London, EClV 4AD, England (“CRT”),

each a “Party”, and together the “Parties”.

WHEREAS:

(A)                               On 13 December 2016, the Parties entered into a clinical trial and licence agreement (the “CTLA”) as amended by Deed of Amendment dated 31st March 2017.

(B)                               The Parties have agreed that certain amendments are required to the CTLA including changing the name and address of the Company and acknowledging that intellectual property relating to the manufacture of the [***] (“DM1”) is Third Party IP (as defined in the CTLA).

(C)                               The Parties have agreed to amend the CTLA as below.

AGREED TERMS

1.                                                              DEFINITIONS AND INTERPRETATION

Unless otherwise defined herein, all capitalised terms used in this Deed and not defined herein have the same meanings as given to them in the CTLA.

2.                                                              AMENDMENTS TO THE CTLA

2.1                                                       Cover Sheet: The name and address of the Company on page 1 of the Cover Sheet and on the first page of Schedule 2 (Step-In Agreement) shall be changed

from: “Bicycle Therapeutics Limited, a company incorporated in England and Wales under number 06960780 with registered office at Meditrina Building, Babraham Research Campus, Cambridge CB22 3AT”

to “BicycleRD Limited, a company incorporated in England and Wales under number 06960780 with registered office at Building 900, Babraham Research Campus, Babraham, Cambridge CB22 3AT,  UK”,

and all other references to “Bicycle Therapeutics Limited” in the CTLA shall be changed to BicycleRD Limited”.

2.2                                                       Third Party IP relating to the manufacture of [***] (“DM1”): The Parties acknowledge that all IP relating to the manufacture of [***] (“DMl”) is Third

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Party IP and is not included under the definition of Results. The Parties agree to amend Clauses 2.4 (IMPD and IB), 2.6 (Documents), 2.8 (Form and Content), and 7 (The Results of the Clinical Trial) as follows:

2.2.1                                             IMPD and IB (Clause 2.4): amending Clause 2.4 as follows:

“IMPD and IB. Taking into account any reasonable comments received from the Company applying the procedures provided for in clause 1.2 of this Agreement for the Protocol, the Charity will prepare the lnvestigational Medicinal Product Dossier (“IMPD”) and the Investigator’s Brochure (“IB”) in respect of the clinical aspects of the Clinical Trial, and submit the IMPD (excluding the DM1 ASMF) and IB to the relevant Regulatory Authority. The Company will provide the Charity with all reasonable assistance in the preparation of the IMPD and IB, including, without limitation, the provision of available information (including such chemistry manufacturing and control information as is available to the Company in a form suitable for inclusion in the IMPD) required to prepare the IMPD and IB. For the avoidance of doubt the Parties acknowledge that [***.]”

2.2.2                                             Documents (Clause 2.6): inserting after Clause 2.6 (a): “Subject to Clause 2.4” and inserting “(excluding the DM1 ASMF)” so that Clause 2.6 now reads:

“The Charity will provide to the Company: (a) Subject to Clause 2.4, copies of the IMPD (excluding the DM1 A SMF) and IB as soon as practicable and no later than upon submission to the relevant Regulatory Authority, and (b) a clinical study report within [***] after the Charity has notified the Company that the clinical research database relating to the Clinical Trial has been locked or, in the event that for ethical or other reasons any Clinical Trial Subject(s) continues to be dosed with the Agent after the last patient has been dosed with the [***] cycle or such other event as agreed to by the JPT, an interim clinical study report based upon the data available up to and including the last patient that has been dosed with the [***] cycle or such other event as agreed to by the JPT. In the event that for ethical or other reasons any Clinical Trial Subject(s) continue to be dosed with the Agent after the last patient has been dosed with the [***] cycle or such other event as agreed to by the JPT, the Parties will agree in good faith the basis upon which the Charity will provide reports to the Company on the progress of those Clinical Trial Subjects.”

2.2.3                                             Form and Content (Clause 2.8): inserting at the beginning of Clause 2.8, “Subject to Clause 2.4” and inserting “(excluding the DM1 ASMF)” so that Clause 2.8 now reads:

“Form and content. Subject to Clause 2.4, the Charity will prepare the Progress Reports, IMPD (excluding the DM1 ASMF and the Quality Section of the IMPD), IB and clinical study report in accordance with, and in a form set by, the Charity’s then current practices, and applicable law (including applicable good clinical practice).”

2.2.4                                             The Results of the Clinical Trial (Clause 7): amending the last sentence of the first paragraph of Clause 7.1 so that the first paragraph of Clause 7.1 now reads:

“Know How Controlled by the Charity or CRT and generated in performing the Clinical Trial, and the IP therein, is referred to in this Agreement as the “Results”. Results include, among other things, the contents of the IMPD (excluding the DM1 ASMF), IB, Progress Reports and the clinical study report generated by the Charity and the Contributors in carrying out the Clinical Trial but will exclude any results generated through the use of assays, biomarkers, companion diagnostics or formulation methodologies which are provided by the Company at the Company’s cost (if such cost constitutes a material charge and as contrasted with assays, biomarkers, companion diagnostics or formulation

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

methodologies which are generally available without material charge from third parties) and which results are generated in the course of carrying out the Clinical Trial (such results and data will be solely owned by the Company). For the avoidance of doubt, Results does not include: [***]”

For the avoidance of doubt all other paragraphs of Clause 7.1 remain unchanged

3.                                                              MISCELLANEOUS

3.1                                                       The provisions of the CTLA shall, save as amended in this Second Deed of Amendment and the First Deed of Amendment, continue in full force and effect, and shall be read and construed as one document with this Second Deed of Amendment.

3.2                                                       The provisions of Clauses 17.14 (Law and Jurisdiction), 17.15 (Counterparts), Clause 17.16 ( Third Parties) and 17.17 (Disputes ) of the CTLA shall apply to this Deed as if set out herein.

[Signature pages follow ]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

IN WITNESS WHEREOF this Deed is EXECUTED by the parties as a DEED and delivered on the date first written above as follows:

Executed as a DEED by BICYCLE	[***]
THERAPEUTICS LIMITED acting by its	Duly authorised signatory
duly authorised signatory
[***]
Name

In the presence of
[***]
Name of witness: [***]
Address: [***]
[***]
Occupation: [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Executed as a DEED by CANCER	/s/ [***]
RESEARCH UK acting by its duly	Duly authorised signatory
authorised signatory
[***]
Name

In the presence of
/s/ [***]
Name of witness: [***]
Address: [***]
[***]
[***]
Occupation: [***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

Executed as a DEED by CANCER	/s/ [***]
RESEARCH TECHNOLOGY LIMITED	Duly authorised signatory
acting by its duly authorised signatory
[***]
Name

In the presence of
/s/ [***]
Name of witness: [***]
Address: [***]
[***]
Occupation: [***]